 As filed with the Securities and Exchange Commission on February 1, 2001

                                                       Registration Nos. 2-80751
                                                                        811-3618

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   Form N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [_]

    Post-Effective Amendment No. 29                                      [X]
                                     and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [_]

                                                                         [X]
    Amendment No. 31
                        (Check appropriate box or boxes)

                               ----------------

                         Metropolitan Series Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

         One Madison Avenue                               10010
         New York, New York                            (Zip Code)
   (Address of Principal Executive
               Office)

        Registrant's Telephone Number, Including Area Code: 212-578-2674

                               ----------------

                              GARY A. BELLER, ESQ.
                               One Madison Avenue
                            New York, New York 10010
                    (Name and Address of Agent for Service)

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that the filing will become effective (check appropriate box)
  [_]immediately upon filing pursuant to paragraph (b) of Rule 485.

  [_]on (date) pursuant to paragraph (b) of Rule 485.
  [_]80 days after filing pursuant to paragraph (a)(1) of Rule 485.
  [_]on (date) pursuant to paragraph (a)(1) of Rule 485.

  [X]75 days after filing pursuant to paragraph (a)(2) of Rule 485.

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




                                 [METLIFE LOGO]

                          [STATE STREET RESEARCH LOGO]

                            [HARRIS ASSOCIATES LOGO]

                                  [JANUS LOGO]

                      [LOOMIS SAYLES & COMPANY, L.P. LOGO]

                            [NEUBERGER BERMAN LOGO]

                           [PUTNAM INVESTMENTS LOGO]

                           [SCUDDER INVESTMENTS LOGO]

                              [T. ROWE PRICE LOGO]

                     [FRANKLIN TEMPLETON INVESTMENTS LOGO]

                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                May 1, 2001

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

State Street               Loomis Sayles High
Research                   Yield Bond Portfolio
Aggressive Growth
Portfolio                  Neuberger Berman
                           Partners Mid Cap Value
State Street               Portfolio
Research
Diversified                Scudder Global Equity
Portfolio                  Portfolio

                           T. Rowe Price Large Cap
State Street               Growth Portfolio
Research Investment
                           T. Rowe Price Small Cap
Trust Portfolio            Growth Portfolio
(formerly State
Street Research            Lehman Brothers(R)
Growth Portfolio)          Aggregate Bond Index

                           Portfolio
State Street
Research                   MetLife Stock Index
Income Portfolio           Portfolio

State Street               MetLife Mid Cap Stock
Research                   Index Portfolio
Money Market
Portfolio                  Morgan Stanley EAFE(R)
                           Index Portfolio
State Street
Research                   Russell 2000(R) Index
Aurora Small Cap           Portfolio
Value
Portfolio
                           Franklin Templeton Small Cap
Putnam International

Stock Portfolio            Growth Portfolio
(formerly
Santander
International
Stock Portfolio)

Putnam Large Cap
Growth Portfolio

Harris Oakmark
Large Cap Value
Portfolio

Janus Mid Cap
Portfolio

Janus Growth

Portfolio

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................     13
   About the Investment Managers.....................................     21
   Portfolio Turnover Rates..........................................     28
   Dividends, Distributions and Taxes................................     28
   General Information About the Fund and its Purpose................     29
   Sale and Redemption of Shares.....................................     29
   Financial Highlights..............................................     31
   Appendix A--Portfolio Manager Prior Performance...................     32
   Appendix B--Certain Investment Practices..........................     35
   Appendix C--Description of Some Investments,
    Techniques, and Risks............................................     39

Risk/Return Summary

[SIDEBAR: Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.]

About all the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[SIDEBAR: State Street Research Aggressive Growth Portfolio]

About the State Street Research Aggressive Growth Portfolio:

Investment objective: maximum capital appreciation.

Principal investment strategies: The Portfolio generally invests most of its assets in the common stocks of medium size companies whose earnings appear to be growing at a faster rate than the earnings of an average company. The Portfolio generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. It looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand. The Portfolio reserves the flexibility to also invest in other securities across the full spectrum from small to large capitalization issuers. In addition, the Portfolio may invest in other securities convertible into or carrying the right to acquire common stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Investment Trust Portfolio]

About the State Street Research Investment Trust Portfolio:

(formerly, the State Street Research Growth Portfolio)

Investment objective: long-term growth of capital and income and moderate current income.

Principal investment strategies: The Portfolio generally invests the greatest portion of its assets in equity securities of larger, established companies and equity securities that are selling below what the portfolio manager believes to be their intrinsic values. Other principal strategies include investing in cyclical securities and smaller emerging growth companies with potential for above average earnings growth.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Growth investing;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Money Market Portfolio]

About the State Street Research Money Market Portfolio:

Investment objective: the highest possible current income consistent with preservation of capital and maintenance of liquidity.

Principal investment strategies: The Portfolio primarily invests in short- term money market instruments with minimal credit risks including: corporate debt securities, United States government securities, government agency securities, bank certificates of deposit, bankers' acceptances, variable amount master demand notes and repurchase and reverse repurchase agreements. The Portfolio invests only in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of the Portfolio's securities will not be more than 90 days.

Principal risks: Although the portfolio manager will manage the Portfolio so that significant variations in net asset value are rather unlikely, it is possible to lose money by investing in the Portfolio. The major risk involved with investing in the Portfolio is that the overall yield of the Portfolio could decrease and lower the return on your investment. Situations that can lower the yield include those that cause short-term interest rates to decline. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Income Portfolio]

About the State Street Research Income Portfolio:

Investment objective: a combination of: (a) the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk, and (b) secondarily, the preservation of capital.

Principal investment strategies: The Portfolio invests at least 65% of its net assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"), or of comparable quality ("top three ratings"). The Portfolio may invest in debt securities with varying maturities. The Portfolio may also invest in (a) debt securities that are not within the top three rating categories, (b) convertible securities and preferred stocks of companies that have senior securities rated within the top three credit rating categories, and (c) up to 10% of total assets in common stocks acquired by conversion of convertible securities or exercise of warrants attached to debt securities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Investing in fixed income securities;" "Prepayment risk;" and "Zero coupon risks." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: State Street Research Aurora Small Cap Value Portfolio]

About the State Street Research Aurora Small Cap Value Portfolio:

Investment objective: high total return, consisting principally of capital appreciation.

Principal investment strategies: Under normal market conditions, the Portfolio invests at least 65% of its total assets in small company value stocks. The Portfolio generally expects that most of these stocks, when it first buys them, will not be larger than the stocks of the largest companies in the Russell 2000 Value Index. As of December 31, 2000, this included companies
with capitalizations of approximately $   million. The Portfolio may continue
to hold or buy stock in a company that has outgrown this range if the company appears to remain an attractive investment. In choosing among small company stocks, the Portfolio takes a value approach, searching for those companies that appear to be trading below their true worth. The Portfolio uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The Portfolio looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

The Portfolio may adjust the composition of its holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of total assets in other securities. They would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk.

[SIDEBAR: State Street Research Diversified Portfolio]

About the State Street Research Diversified Portfolio:

Investment objective: high total return while attempting to limit investment risk and preserve capital.

Principal investment strategies: The Portfolio invests portions of its assets in equity securities of the type that can be purchased by the State Street Research Investment Trust Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments of the type that can be purchased by the State Street Research Money Market Portfolio. The portion of the Portfolio's assets invested in each category will usually be similar in composition to that of the Portfolio to which that portion correlates. However, no absolute limits apply to the portion of assets invested in each category of the composition of each category. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

Principal risks: The major risk for the Portfolio is that the portfolio managers will not correctly anticipate the relative performance of different asset categories for specific periods resulting in the Portfolio underperforming other types of asset allocation investments or other types of investments in general. In addition, the Portfolio is subject to the same risks as the State Street Research Investment Trust, State Street Research Income and State Street Research Money Market Portfolios to the extent its assets are invested similarly to each of those portfolios. These risks may be moderated, however, by the greater variety of asset types in which the Diversified Portfolio is generally expected to be invested, as compared with those other Portfolios. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam International Stock Portfolio]

About the Putnam International Stock Portfolio:

(formerly, the Santander International Stock Portfolio)

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Putnam Large Cap Growth Portfolio]

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The Portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerability to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

[SIDEBAR: Harris Oakmark Large Cap Value Portfolio]

About the Harris Oakmark Large Cap Value Portfolio:

Investment objective: long-term capital appreciation.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies. The portfolio managers define large-capitalization ("large-cap") companies as those whose market capitalization falls within the range of companies included in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this
included companies with capitalizations of approximately $   million and above.
The portfolio managers' chief consideration in selecting equity securities for the Portfolio is their judgment as to the size of the discount at which the security trades, relative to its economic value. The portfolio managers' investment philosophy is predicated on the belief that, over time, market price and value converge and that the investment in securities priced significantly below long-term value present the best opportunity to achieve long-term capital appreciation. The portfolio managers use several methods to analyze value, but considers the primary determinant to be the enterprise's long-run ability to generate cash for its owners. The portfolio managers also believe the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in larger companies;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Mid Cap Portfolio]

About the Janus Mid Cap Portfolio:

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations between approximately $102 million and $13.15 billion. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

Principal risks: The Portfolio is nondiversified which means it may hold larger positions in a smaller number of securities than would a diversified portfolio. Thus, a single security's increase or decrease in value may have a greater impact on the value of the Portfolio and its total return. The Portfolio's other principal risks are described after the following captions, under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Investing in medium sized companies;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Janus Growth Portfolio:]

About the Janus Growth Portfolio:

Investment objectives: long-term growth of capital.

Principal investment strategies: The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Portfolio may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high risk bonds.

The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Investing in medium size companies." Also, the Portfolio may have higher risk because it may invest in lower rated bonds (commonly known as "junk bonds"). Volatility may be indicative of risk.

[SIDEBAR: Loomis Sayles High Yield Bond Portfolio]

About the Loomis Sayles High Yield Bond Portfolio:

Investment objective: high total investment return through a combination of current income and capital appreciation.

Principal Investment Strategies: The Portfolio invests primarily in lower rated fixed income securities ("junk bonds"), although it may invest up to 20% of its assets in preferred stocks and up to 10% of its assets in common stocks. The Portfolio may invest in fixed income securities of any maturity. The Portfolio may also invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

Principal risks: The risks are described after the following captions under "Principal Risks of Investing in the Fund;" "Investing in fixed income securities;" "Prepayment risk;" "Investing in securities of foreign issuers;" and "Zero coupon risks." Also, the Portfolio has higher risk than many other debt-type investments, because it normally invests 65% or more of its assets in lower rated bonds (commonly known as "junk bonds"), and the bonds in this Portfolio have higher default rates than do high quality bonds. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Neuberger Berman Partners Mid Cap Value Portfolio]

About the Neuberger Berman Partners Mid Cap Value Portfolio:

Investment objective: capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in common stocks of mid capitalization companies. The portfolio managers define mid-cap companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of purchase. As of December 31, 2000, this included
companies with capitalizations between approximately $   million and $37.094
billion. The Portfolio uses a value-oriented investment approach designed to increase capital with reasonable risk by purchasing securities believed to be undervalued based on strong fundamentals, including: a low price-to-earnings ratio; consistent cash flows; the company's track record through all economic cycles; ownership interests by a company's management; and the dominance of a company in particular field.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in medium sized companies;" and "Value investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Scudder Global Equity Portfolio]

About the Scudder Global Equity Portfolio:

Investment objective:  long-term growth of capital.

Principal investment strategies: The Portfolio generally invests most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter. Normally investments will be spread broadly around the world and will include companies of varying sizes. The Portfolio invests in companies that are expected to benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Portfolio will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S., although all of its assets may be invested in non-U.S. issues.

Principal Risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Value investing;" "Growth investing;" "Investing in larger companies;" and "Investing in securities of foreign issuers." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Large Cap Growth Portfolio]

About the T. Rowe Price Large Cap Growth Portfolio:

Investment objective: long-term growth of capital and, secondarily, dividend income.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $7.6 billion and above. The Portfolio mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. The portfolio managers generally look for companies with above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." The risks of equity investing may be moderated by the fact that the Portfolio emphasizes dividend paying securities. On the other hand, that may expose the Portfolio more directly to interest rate risk. Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: T. Rowe Price Small Cap Growth Portfolio]

About the T. Rowe Price Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal investment strategies: The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small cap") companies as those whose market capitalization is within the range of or smaller than the bottom 100 companies in the S&P 500 Index at the time of the purchase. As of December 31, 2000, this included companies with capitalizations of approximately $3.3 billion and below. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. The Portfolio expects to invest primarily in U.S. common stocks of small companies with potential to achieve long-term earnings growth faster than the overall market. The Portfolio may also invest in foreign stocks, futures and options, in keeping with its objective. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks: The risks described after the following captions "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Franklin Templeton Small Cap Growth Portfolio]

About the Franklin Templeton Small Cap Growth Portfolio:

Investment objective: long-term capital growth.

Principal Investment Strategies: Under normal market conditions the Portfolio invests in at least 65% of its total assets in the equity securities of U.S. small capitalization ("small cap") companies. For this Portfolio, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 index, whichever is greater, at the time of the purchase.

In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The Portfolio's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets.

Principal risks: The risks described after the following captions under "Principal Risk of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Growth investing." Volatility may be indicative of risk.

About all the Index Portfolios

[SIDEBAR: The Index Portfolios]

Principal investment strategies applicable to all the Index Portfolios: Each Index Portfolio has as an investment objective to equal the performance of a particular index. Certain strategies common to all of the Index Portfolios are discussed in the next paragraph below. Thereafter, the unique aspects of the objective and principal strategies of each Index Portfolio are discussed.

In addition to securities of the type contained in its index, each Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolios attempt to keep transaction costs low, the portfolio manager generally will rebalance a Portfolio only if it deviates from the applicable index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolios through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolios will attempt to maintain a target correlation coefficient of at least .95.

[SIDEBAR: Lehman Brothers Aggregate Bond Index Portfolio]

Lehman Brothers Aggregate Bond Index Portfolio:

Investment objective: to equal the performance of the Lehman Brothers Aggregate Bond Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index. This index is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and, effective July 1, 1999, the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed income securities included in the Index are debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, and mortgage-backed securities. The Portfolio will invest in a sampling of the bonds included in the Lehman Brothers Aggregate Bond Index. The bonds purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Index. As the Portfolio's total assets grow, a larger percentage of bonds included in the Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Investing in fixed income securities;" "Prepayment risk;" "Zero coupon risks;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Stock Index Portfolio]

MetLife Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Morgan Stanley EAFE Index Portfolio]

Morgan Stanley EAFE Index Portfolio:

Investment objective: to equal the performance of the MSCI EAFE Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2000 countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio will invest in a statistically selected sample of the 1,100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the MSCI EAFE Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the MSCI EAFE Index will be included in the Portfolio.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in securities of foreign issuers;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: Russell 2000 Index Portfolio]

Russell 2000 Index Portfolio:

Investment objective: to equal the return of the Russell 2000 Index.

Principal investment strategies: In addition to the strategies outlined above under "Principal Investment Strategies for the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization companies. As of December 31, 2000, the average stock
market capitalization of companies in the Russell 2000 Index was $    million,
and the weighted average stock market capitalization was $      million. The
Portfolio will invest in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen to, as a group, reflect the composite performance of the Russell 2000 Index. As the Portfolio's total assets grow, a larger percentage of stocks included in the Russell 2000 Index will be included in the Portfolio.

Principal risks: The risks described after the following the captions under "Principal Risks of Investing in the Fund;" "Equity investing;" "Investing in less mature companies, smaller companies and companies with "special situations';" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

[SIDEBAR: MetLife Mid Cap Stock Index Portfolio]

About the MetLife Mid Cap Stock Index Portfolio:

Investment objective: to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

Principal investment strategies: In addition to the strategies outlined above under "Principal investment strategies applicable to all the Index Portfolios," the Portfolio will normally invest most of its assets in common stocks included in the S&P 400 MidCap Index. The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of December 31, 2000, the average stock market capitalization of companies in the S&P MidCap
400 Index was $      billion, and the weighted average stock market
capitalization was $      billion. The Portfolio will be managed by purchasing
the common stock of all the companies in the S&P MidCap 400 Index.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund;" "Equity Investing;" "Index Investing;" "Investing in less mature companies, smaller companies, and companies with "special situations';" "Investing in larger companies;" and "Investing in medium sized companies." Volatility may be indicative of risk.

Performance and Volatility

The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.

 . Average annual total return measures the performance of a Portfolio's Class A shares over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or since inception as applicable) are presented.
 . The graphs of year-by-year returns examine volatility by illustrating a
  Portfolio's historic highs and lows, as well as the consistency of returns.
 . In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.


                    State Street Research Aggressive Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years       10 Years
                                 ------        -------       --------
     State Street Research
     Aggressive Growth           33.24%        17.65%        16.14%
     ---------------------------------------------------------------
     S&P 500                     21.04%        28.54%        18.19%

                                    [GRAPH]

                            1990           -10.34%
                            1991            66.41%
                            1992            10.39%
                            1993            22.63%
                            1994            -1.88%
                            1995            29.50%
                            1996             7.72%
                            1997             6.67%
                            1998            13.69%
                            1999            33.24%

During the 10-year period shown in the bar chart, the highest return for a quarter was 33.8% (quarter ended December 31, 1999) and the lowest return for a quarter was -22.3% (quarter ended September 30, 1990).



                      State Street Research Money Market

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street Research
     Money Market                 4.89%         5.18%         5.06%
     ---------------------------------------------------------------
     IBC's All Taxable 30 Day     4.64%         5.04%         4.86%
     ---------------------------------------------------------------

The seven day yield for this portfolio is 5.71% (simple yield) and 5.87% (effective yield) for the seven days ended December 31, 1999.

                                    [GRAPH]

                            1990             8.23%
                            1991             6.10%
                            1992             3.73%
                            1993              2.9%
                            1994             3.85%
                            1995             5.59%
                            1996             5.01%
                            1997             5.21%
                            1998             5.19%
                            1999             4.89%

During the 10-year period shown in the bar chart, the highest return for a quarter was 2.4% (quarter ended June 30, 1989) and the lowest return for a quarter was 0.70% (quarter ended September 30, 1993).

                       State Street Research Diversified

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street
     Research Diversified         8.71%        17.94%        13.05%
     ---------------------------------------------------------------
     S&P 500                     21.04%        28.54%        18.19%
     ---------------------------------------------------------------
     Lehman Brothers Aggregate   -0.82%         7.73%         7.70%
     ---------------------------------------------------------------

                                    [GRAPH]

                            1990             0.00%
                            1991            24.84%
                            1992             9.48%
                            1993            12.75%
                            1994            -3.06%
                            1995            27.03%
                            1996            14.52%
                            1997            20.58%
                            1998            19.64%
                            1999             8.71%

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.7% (quarter ended June 30, 1998) and the lowest return for a quarter was -8.8% (quarter ended September 30, 1990).



                         State Street Research Income

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street
     Research Income             -2.28%         7.78%         9.69%
     ---------------------------------------------------------------
     Lehman Brothers Aggregate   -0.82%         7.73%         7.70%

                                    [GRAPH]

                            1990            10.03%
                            1991            17.31%
                            1992             6.91%
                            1993            11.36%
                            1994            -3.15%
                            1995            19.55%
                            1996             3.60%
                            1997             9.83%
                            1998             9.40%
                            1999            -2.28%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.9% (quarter ended September 30, 1991) and the lowest return for a quarter was -2.5% (quarter ended March 31, 1994).



                   State Street Research Investment Trust/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      10 Years
                                 ------        -------      ---------
     State Street
     Research Growth             18.47%        25.96%        16.90%
     ---------------------------------------------------------------
     S&P 500 Index               21.04%        28.54%        18.19%

                                    [GRAPH]

                            1990            -8.50%
                            1991            33.09%
                            1992            11.56%
                            1993            14.40%
                            1994            -3.25%
                            1995            33.14%
                            1996            22.18%
                            1997            28.36%
                            1998            28.18%
                            1999            18.47%

During the 10-year period shown in the bar chart, the highest return for a quarter was 38.6% (quarter ended December 31, 1998) and the lowest return for a quarter was -22.6% (quarter ended September 30, 1998).

-------
1. Formerly known as State Street Research Growth Portfolio.

               State Street Research Aurora Small Cap Value

         Since the Portfolio commenced operations on July 5, 2000,

            there is no performance or volatility presentation.



                         Putnam International Stock/1/

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      Inception
                                 ------        -------      ---------
     Santander
     International Stock         16.44%         6.66%         7.80%
     ---------------------------------------------------------------
     MSCI EAFE                   26.96%        12.83%        10.07%

                                    [GRAPH]

                            1992           -10.21%
                            1993            47.76%
                            1994             5.08%
                            1995             0.84%
                            1996            -1.77%
                            1997            -2.34%
                            1998            22.56%
                            1999            16.44%

During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).

--------
1. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                          Putnam Large Cap Growth

          Since the Portfolio commence operations on May 1, 2000,

            there is no performance or volatility presentation.

                             Harris Oakmark Large Cap Value

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                        1 Year      Inception
                                        ------      ---------

     Harris Oakmark
     Large Cap Value                    -6.89%        -8.27%
     --------------------------------------------------------------
     S&P 500                            21.04%        27.54%

                                    [GRAPH]

                            1998*           -2.70%
                            1999            -6.89%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 12.9% (quarter ended December 31, 1999) and the lowest return for a quarter was -13.4% (quarter ended September 30, 1999).



                                 Janus Mid Cap

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                 1 Year      Inception
                                 ------      ---------

     Janus Mid Cap              122.92%        61.99%
     ---------------------------------------------------
     S&P 400 MidCap              14.72%        21.99%

                                    [GRAPH]

                           1997*           28.22%
                           1998            37.19%
                           1999           122.92%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 59.4% (quarter ended December 31, 1999) and the lowest return for a quarter was -14.5% (quarter ended September 30, 1998).

                               Janus Growth

   Since the Portfolio will commence operations on or about May 1, 2001,

       there is no volatility or performance information available.

                         Loomis Sayles High Yield Bond

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                 1 Year      Inception
                                 ------      ---------

     Loomis Sayles
     High Yield Bond             17.82%         5.29%
     ---------------------------------------------------
     Merrill Lynch High Yield     1.57%         5.40%

                                    [GRAPH]

                            1997*            6.18%
                            1998            -7.51%
                            1999            17.82%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ended September 30, 1997) and the lowest return for a quarter was -15.8% (quarter ended September 30, 1998).



                 Neuberger Berman Partners Mid Cap Value Fund

                              Investment Results
                         Average Annual Total Returns

                                      As of December 31, 2000
                                  ---------------------------------
                                        1 Year      Inception
                                        ------      ---------
     Neuberger Berman Partners
     Mid Cap Value Fund                 17.63%        22.69%
     --------------------------------------------------------------
     S&P 400 MidCap Value                2.32%         4.96%

                                    [GRAPH]

                            1998*            7.44%
                            1999            17.63%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended June 30, 1999) and the lowest return for a quarter was -12.6% (quarter ended September 30, 1999).



                             Scudder Global Equity

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                        1 Year      Inception
                                        ------      ---------

     Scudder Global Equity              25.17%        17.82%
     --------------------------------------------------------------
     MSCI World                         27.31%        21.18%

                                    [GRAPH]

                            1997*            9.62%
                            1998            15.96%
                            1999            25.17%

*For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 16.0% (quarter ended December 31, 1999) and the lowest return for a quarter was -11.2% (quarter ended September 30, 1998).

                        T. Rowe Price Large Cap Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                        1 Year      Inception
                                        ------      ---------

     T. Rowe Price
     Large Cap Growth                   -0.50%        14.68%
     --------------------------------------------------------------
     80% of S&P 500+

     20% of MSCI EAFE                  -10.01%        15.77%

                                                    (ten year)

                                    [GRAPH]

                            1998*           10.28%
                            1999            22.23%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 19.3% (quarter ended December 31, 1999) and the lowest return for a quarter was -5.8% (quarter ended September 30, 1999).



                        T. Rowe Price Small Cap Growth

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                        1 Year      Inception
                                        ------      ---------

     T. Rowe Price
     Small Cap Growth                   -9.09%         9.79%
     --------------------------------------------------------------
     Russell 2000 Growth               -22.43%        12.80%

                                                     (ten year)
                                    [GRAPH]
                            1997*           18.81%
                            1998             3.45%
                            1999            27.99%

* For the period March 3, 1997 to December 31, 1997.

During the period shown in the bar chart, the highest return for a quarter was 26.5% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.8% (quarter ended September 30, 1998).

                    Franklin Templeton Small Cap Growth

 Since the Portfolio will commence operations on or about May 1, 2001, there is no volatility or performance information available.

                     Lehman Brothers* Aggregate Bond Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                  ---------------------------------
                                        1 Year      Inception
                                        ------      ---------

     Lehman Brothers*
     Aggregate Bond Index               -1.37%        -0.01%
     --------------------------------------------------------------
     Lehman Brothers Aggregate          -0.82%        -2.23%

                                    [GRAPH]

                            1998*            1.38%
                            1999            -1.37%

* For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 0.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -1.2% (quarter ended September 30, 1999).

                              MetLife Stock Index

                              Investment Results
                         Average Annual Total Returns

                                       As of December 31, 2000
                                 ------------------------------------
                                 1 Year        5 Years      Inception
                                 ------        -------      ---------
     MetLife
     Stock Index                 20.79%        28.01%        19.07%
     ---------------------------------------------------------------
     S&P 500                     21.04%        28.54%        19.57%

                                    [GRAPH]

                            1991            29.76%
                            1992             7.44%
                            1993             9.54%
                            1994             1.18%
                            1995            36.87%
                            1996            22.66%
                            1997            32.19%
                            1998            28.23%
                            1999            20.79%

During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).

                         Morgan Stanley EAFE(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                 1 Year      Inception
                                 ------      ---------
     Morgan Stanley EAFE(R)
     Index                       24.90%        29.99%
     ---------------------------------------------------
     MSCI EAFE                   26.96%        32.74%

                                    [GRAPH]

                           1998*            8.11%
                           1999            24.90%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 15.2% (quarter ended December 31, 1999) and the lowest return for a quarter was 1.3% (quarter ended March 31, 1999).



                             Russell 2000(R) Index

                              Investment Results
                         Average Annual Total Returns

                                As of December 31, 2000
                               -------------------------
                                 1 Year      Inception
                                 ------      ---------
     Russell 2000(R)             22.73%        25.29%
     ---------------------------------------------------
     Russell                     21.26%        24.72%

                                    [GRAPH]

                           1998*            5.48%
                           1999            22.73%

*For the period November 9, 1998 to December 31, 1998.

During the period shown in the bar chart, the highest return for a quarter was 18.7% (quarter ended December 31, 1999) and the lowest return for a quarter was -6.2% (quarter ended September 30, 1999).

                        MetLife MidCap Stock Index

     Since the Portfolio commenced operations on July 5, 2000, there is no performance or volatility presentation.

Principal Risks of Investing in the Fund

[SIDEBAR: Carefully review the principal risks associated with investing in the Portfolios.]

The following briefly describes the principal risks that are associated with one or more of the Fund's Portfolios.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for the following Portfolios:

State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aurora Small Cap Value, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Janus Growth, Neuberger Berman Partners Mid Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth, MetLife Stock Index, Morgan Stanley EAFE Index, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in less mature companies, smaller companies and companies with "special situations": These investments can be particularly sensitive to market movements, because they may be thinly traded and their market prices tend to reflect future expectations. Also, these companies often have limited product lines, markets or financial resources and their management personnel may lack depth and experience. (For an explanation of "special situations" see "investment styles" in Appendix C.)

This is a principal risk for the following Portfolios:

State Street Research Aggressive Growth, State Street Research Aurora Small Cap Value, T. Rowe Price Small Cap Growth, Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Diversified, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index, Russell 2000 Index and Franklin Templeton Small Cap Growth.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for the following Portfolios:

State Street Research Diversified, Harris Oakmark Large Cap Value, State Street Research Investment Trust, Putnam International Stock, Putnam Large Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and MetLife Stock Index.

Investing in fixed income securities: These types of investments are subject to loss in value if the market interest rates subsequently rise after purchase of the obligation. This risk is greater for investments with longer remaining durations. Another risk is that the issuer's perceived creditworthiness can drop and cause the fixed income investment to lose value or the issuer could default on interest or principal payments causing a loss in value. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Prepayment risk: Prepayment risk is the risk that an issuer of a debt security owned by a Portfolio repays the debt before it is due. This is most likely to occur when interest rates have declined and the issuer can therefore refinance the debt at a lower interest rate. A Portfolio that owns debt obligations that are prepaid would generally have to reinvest the amount prepaid in lower yielding instruments. Also, debt obligations that can be prepaid tend to increase less in value when interest rates decline, and decrease more when interest rates rise, than otherwise similar obligations that are not prepayable.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Zero coupon risks: "Zero coupon" securities are debt obligations that provide for payment of interest at the maturity date, rather than over the life of the instrument. The values of zero coupon securities tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

This is a principal risk for the following Portfolios:
State Street Research Income, State Street Research Diversified, Lehman Brothers Aggregate Bond Index and Loomis Sayles High Yield Bond.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the following Portfolios:

Putnam International Stock, Scudder Global Equity, Morgan Stanley EAFE Index, Janus Mid Cap, Janus Growth, Loomis Sayles High Yield Bond, and T. Rowe Price Large Cap Growth.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the following Portfolios:

Harris Oakmark Large Cap Value, State Street Research Investment Trust, State Street Research Aurora Small Cap Value, State Street Research

Diversified, Neuberger Berman Partners Mid Cap Value, Putnam International Stock and Scudder Global Equity.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for the following Portfolios:

State Street Research Investment Trust, State Street Research Aggressive Growth, State Street Research Diversified, T. Rowe Price Small Cap Growth, Putnam International Stock, Putnam Large Cap Growth, Janus Mid Cap, Scudder Global Equity, T. Rowe Price Large Cap Growth, and Franklin Templeton Small Cap Growth.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until a Portfolio can invest cash it receives and other tracking errors may result in a Portfolio's return being lower than the return of the applicable index.

This is a principal risk for the following Portfolios:

MetLife Stock Index, Morgan Stanley EAFE Index, Russell 2000 Index, MetLife Mid Cap Stock Index, and Lehman Brothers Aggregate Bond Index.

Investing in medium sized companies: These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

This is a principal risk for the following Portfolios:

Janus Mid Cap, Janus Growth, MetLife Mid Cap Stock Index and Neuberger Berman Partners Mid Cap Value.

Defensive Strategies

Except with respect to the Index Portfolios, portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

[SIDEBAR: About NEIM]

New England Investment Management, LLC ("NEIM") has overall responsibility for investment management for each Portfolio. NEIM is responsible for overseeing the sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers. NEIM also performs general administrative and management services for the Fund.

NEIM is registered as an investment adviser under the Advisers Act. On January 1, 2001 NEIM converted to a limited liability company pursuant to Delaware law. Before then, NEIM was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. NEIM is changing its name, effective May 1, 2001, to MetLife Advisers, LLC. NEIM became the investment manager of each Portfolio of the Fund on May 1, 2001.

Other than New England Life Holdings, Inc. ("NELHI"), which has the same address as NEIM, the owners of NEIM consist of insurance companies whose separate accounts invest in the Fund or other registered investment companies to which NEIM serves or will serve as investment adviser. Each such Insurance Company's interest in NEIM entitles such insurance companies to share in the profit and loss of NEIM in proportion to the profit and loss of NEIM attributable to customers of that insurance company. NELHI, the previous owner of 100% of the shares of New England Investment Management, Inc., became an owner of NEIM upon NEIM's conversion to a Delaware LLC. NELHI has provided capital to NEIM in return for a fixed return and has the only voting interests in NEIM. New England Life Insurance Company, a Massachusetts Corporation whose address is the same as NEIM's, owns 100% of the shares of NELHI. MetLife is the indirect owner of 100% of the shares of New England Life Insurance Company.
[SIDEBAR: About MetLife]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as Metropolitan. MetLife acted as investment manager with respect to each Portfolio under an investment management agreement for each Portfolio between the Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies
and annuity contracts. As of December 31, 2000 MetLife had $   billion in
assets under management.

[SIDEBAR: Portfolio management of the State Street Research Portfolios]

State Street Research & Management Company ("State Street Research") is the sub-investment manager for the State Street Research Portfolios. It is a Delaware corporation and traces its history back to 1924. It is a wholly-owned indirect subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds and institutional clients. As of December 31, 2000, State Street Research had investment arrangements in effect for about $ billion in assets.

The following gives you information on the portfolio managers for certain of the State Street Research Portfolios:

State Street Research Aggressive Growth Portfolio:

Catherine Dudley has been responsible for the Portfolio's day-to-day management since October 1999. A senior vice president, she joined State Street Research in 1998. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management.

State Street Research Diversified Portfolio:

The portfolio manager for the income portion is the same as the portfolio manager of the State Street Research Income Portfolio and the portfolio manager for the growth portion is the same as the portfolio manager of the State Street Research Growth Portfolio. Assets are allocated among the portions of the Portfolio based on the input of State Street Research's Asset Allocation Committee.

State Street Research Investment Trust Portfolio:

John T. Wilson has had primary responsibility for the Portfolio's day-to-day management since 1996. A senior vice president, he joined State Street Research in 1996. During the past five years he has also served as a vice president of Phoenix Investment Counsel. Until May 1, 2001, the Portfolio was named State Street Research Growth Portfolio.

State Street Research Income Portfolio:

John H. Kallis has been responsible for the Portfolio's day-to-day management since January 2000. A senior vice president, he joined State Street Research in 1987 and has worked as an investment professional since 1963.

State Street Research Aurora Small Cap Value Portfolio:

Rudolph K. Kluiber has been responsible for the Portfolio's day-to-day management since its inception. A senior vice president, he joined State Street Research in 1989 and has worked as an investment professional since 1988.

[SIDEBAR: Portfolio management of the Putnam Portfolios]

Putnam Investment Management, Inc. ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Massachusetts corporation, has managed mutual funds since 1937. As of December 31, 2000, Putnam and its affiliates managed in
excess of $   billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, Inc., which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam
Portfolios:

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

[SIDEBAR: Portfolio management of the Harris Oakmark Large Cap Value
Portfolio]

Harris Associates L.P. ("Harris") is the sub-investment manager of the Harris Oakmark Large Cap Value Portfolio. Together with its predecessors it has provided investment management services to mutual funds since 1991. It is a wholly-owned subsidiary of Nvest Companies, L.P. whose general partner, Nvest Corporation, is an indirect wholly-owed subsidiary of MetLife. In addition to the Fund, it provides investment management services to several mutual funds as well as individuals, trusts, endowments, institutional clients and private partnerships. As of December 31, 2000, Harris had investment arrangements in
effect for about $   billion in assets.

Bill Nygren and Kevin Grant are co-portfolio managers for the Portfolio and have been responsible for its day to day management since March 21, 2000. Mr. Grant is the portfolio manager for another mutual fund managed by Harris. Mr. Grant joined Harris in 1988, and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998 Mr. Nygren was the Director of Research of Harris.

[SIDEBAR: Portfolio management of the Janus Mid Cap Portfolio]

Janus Capital Corporation ("Janus") is the sub-investment manager for the Janus Portfolios. It is a Colorado corporation that began providing investment management services at its inception in 1970. In addition to the Funds, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Janus managed approximately $248.8 billion in assets.

Janus Mid Cap Portfolio:

James P. Goff, Vice President since December 1993 and Portfolio Manager, joined Janus in 1988. He is the portfolio manager for the Portfolio and has been primarily responsible for its day-to-day management since its inception in March, 1997. He is also a portfolio manager for other investment portfolios. Over the past five years, he has also been Portfolio Manager at Janus.

Janus Growth Portfolio:

John H. Schreiber, Vice President and Portfolio Manager, joined Janus in 1997 as an equity research analyst. He is the portfolio manager and has been primarily responsible for its day-to-day management since its inception. Mr. Schreiber currently manages the Janus Fund 2. Mr. Schreiber previously served as an assistant portfolio manager of Janus Equity Income Fund and Janus Balanced Fund from January 1999 through December 1999.

[SIDEBAR: Portfolio management of the Loomis Sayles High Yield Bond Portfolio]

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-investment manager for the Loomis Sayles High Yield Bond Portfolio. It is a Delaware limited partnership with a history that dates back to 1926. Its general partner is a wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"). Nvest Holdings is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' general partner, CDCAM North America, LLC is a wholly-owned subsidiary of CDC Asset Management North America Corporation ("CDCAM NA"). CDC Asset Management North America Corporation ("CDCAM NA") is the sole limited partner of Nvest Companies. CDCAM NA is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company ("CDCIAM"). CDCIAM is majority-owned by CDC IXIS and indirectly owned, through CDC IXIS, by Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French government legislation and currently is supervised by the French Parliament. In addition to the Portfolio, it provides investment management services to numerous mutual funds and institutional clients. As of December 31, 2000, Loomis Sayles had investment arrangements in
effect for about $   billion in assets.

Daniel J. Fuss, Executive Vice President, Director and Managing Partner, and Kathleen C. Gaffney, Vice-President, have held their current positions over the past five years and have been with Loomis Sayles since 1976 and 1984, respectively. Mr. Fuss and Ms. Gaffney, co-portfolio managers for the Portfolio, have been primarily responsible for its day-to-day management since its inception in March, 1997.

[SIDEBAR: Portfolio management of the Neuberger Berman Partners Mid Cap Value Portfolio]

Neuberger Berman Management Inc. ("Neuberger Berman"), is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio. Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2000 of about $55.5 billion.

Robert I. Gendelman has co-managed the Portfolio since its inception. Mr. Gendelman has been a Vice President of Neuberger Berman since October 1994.

[SIDEBAR: Portfolio management of the Scudder Global Equity Portfolio]

Zurich Scudder Investments, Inc. ("Scudder"), previously Scudder Kemper Investments, Inc., is the sub-investment manager for the Scudder Global Equity Portfolio. Zurich Scudder is majority-owned by Zurich Financial Services Group. Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the U.K. and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services in October 2000. On January 1, 2001 Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. In addition to the Portfolio, it provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2000, Scudder had investment management arrangements in excess of $370 billion in asset globally.

William E. Holtzer, Managing Director and Nicholas Bratt, Director of the Global Equity Group have been with Zurich Scudder since 1980 and 1976, respectively. Mr. Holzer and Mr. Bratt are co-portfolio managers for the Portfolio. Mr. Holzer has been primarily responsible for its day-to-day management. Mr. Holzer is a portfolio manager for other investment portfolios, is a member of Zurich Scudder's Currency Committee and has responsibilities for global equity investment strategies. Mr. Bratt is responsible for Zurich Scudder's Equity Activities and is president of Zurich Scudder's open and closed end equity funds that invest overseas.

[SIDEBAR: Portfolio management of the T. Rowe Price Portfolios]

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-investment manager of the T. Rowe Price Portfolios. A Maryland corporation, it dates back to 1937. In addition to the Fund, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2000, T. Rowe Price and its affiliates had investment management arrangements in effect for about $166.7 billion in assets. The following gives you information on the portfolio managers for the T. Rowe
Price Portfolios:

T. Rowe Price Large Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

T. Rowe Price Small Cap Growth Portfolio:

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the
T. Rowe Price Diversified Small-Cap Growth Fund.

[SIDEBAR: Portfolio Management of the Franklin Templeton Small Cap Growth]

Franklin Advisers, Inc. is the sub-investment manager for the Franklin Templeton Small Cap Growth Portfolio. Together, Franklin Advisers, Inc. and its affiliates manage over $229 billion in assets.

The team responsible for the Portfolio's management is made up of the following managers:

Edward B. Jamieson, Executive Vice President of Franklin Advisers, Inc., who joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since 1992. Michael McCarthy, Vice President of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since 1993. Aidan O'Connell, Portfolio Manager of Franklin Advisors, Inc., who joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist.

[SIDEBAR: Investment Management Fees]

The Fund pays NEIM monthly for its investment management services. NEIM pays each sub-investment manager for their investment management services. There is no separate charge to the Fund for the sub-investment management services.

For the Portfolios indicated below, the following table shows the investment management and sub-investment management fees for the year ending December 31, 2000 as an annual percentage of the average daily net assets of each Portfolio.

                                                                     % of Average
                                                                   Daily Net Assets
                                        % of Average                   Paid by
                                      Daily Net Assets                Investment
                                          Paid to                     Manager to
                                         Investment                 Sub-Investment
Portfolio                                 Manager                      Manager
-----------------------------------------------------------------------------------
State Street Research Money
Market
-----------------------------------------------------------------------------------
MetLife Stock Index                                                     N/A/2/
-----------------------------------------------------------------------------------
State Street Research
Investment Trust
-----------------------------------------------------------------------------------
State Street Research Income
-----------------------------------------------------------------------------------
State Street Research
Diversified
-----------------------------------------------------------------------------------
State Street Research
Aggressive Growth
-----------------------------------------------------------------------------------
Loomis Sayles High Yield Bond
-----------------------------------------------------------------------------------
Putnam International Stock/1/
-----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth
-----------------------------------------------------------------------------------
Janus Mid Cap
-----------------------------------------------------------------------------------
Scudder Global Equity
-----------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                                                                   N/A/2/
-----------------------------------------------------------------------------------
Russell 2000 Index                                                      N/A/2/
-----------------------------------------------------------------------------------
Morgan Stanley EAFE Index                                               N/A/2/
-----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value
-----------------------------------------------------------------------------------
Neuberger Berman Partners Mid
Cap Value
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                                             N/A/2/
-----------------------------------------------------------------------------------
Putnam Large Cap Growth
-----------------------------------------------------------------------------------
State Street Research Aurora
Small Cap Value

The Portfolios indicated in the following table will not commence operation until on or after May 1, 2001. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of each Portfolio.

                                                                          % per
                                            % per                         annum
                                            annum                        Paid to
                            Average        paid to        Average          Sub-
                           Daily Net      Investment     Daily Net      Investment
Portfolio                    Assets        Manager         Assets        Manager
----------------------------------------------------------------------------------
Franklin Templeton     first $500 million    .90%    first $200 million    .60%
Small Cap Growth       over $500 million     .85%    next $300 million     .52%
                                                     over $500 million     .50%
----------------------------------------------------------------------------------
Janus Growth           first $500 million    .80%    first $100 million    .55%
                       next $500 million     .75%    next $400 million     .52%
                       over $1 billion       .70%    over $500 million     .50%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. MetLife paid all sub-investment management fees to Santander.

/2/This Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for this Portfolio.

[SIDEBAR: Fund Expenses]

The Fund is responsible for paying its own expenses. However, NEIM voluntarily pays expenses of certain Portfolios in excess of a certain percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

                                               SUBSIDIZED
                                              EXPENSES* IN  TOTAL NET
PORTFOLIO                                      EXCESS OF      ASSETS     DATE
Morgan Stanley EAFE Index                        0.40%     $200 million 4/30/02
Putnam Large Cap Growth                          0.20%     $100 million  7/4/02
State Street Research Aurora Small Cap Value     0.20%     $100 million  7/4/02
MetLife Mid Cap Stock Index/1/                   0.20%     $100 million  7/4/02
Russell 2000 Index                               0.30%     $200 million 4/30/02

--------

*Expenses for this purpose exclude the investment management fees payable to NEIM, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses). (MetLife paid these expenses prior to May 1, 2001.)

/1/NEIM will continue to pay the expenses of this Portfolio through 4/30/02 irrespective of the total net assets of the Portfolio.

MetLife ceased subsidizing such expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Loomis Sayles High Yield Bond, Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on December 31, 1997, January 22, 1998 March 2, 1999, July 13, 1999 and December
respectively. MetLife ceased subsidizing such expenses for the Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth, Morgan Stanley EAFE(R) Index and Neuberger Berman Partners Mid Cap Value Portfolios on November 9, 2000. These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. NEIM also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

NEIM has voluntarily agreed to pay all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios greater than 0.95% and 1.05%, respectively, of the average net assets through April 30, 2002. Such subsidy is subject to each Portfolio's obligation to repay NEIM in future years, if any, when the Portfolio's total operating expenses fall below the stated expense limit of 0.95% or 1.05% respectively. Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the total operating expenses in such subsequent year to exceed the expense limit of 0.95% or 1.05% respectively. The applicable Portfolio, however, is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

[SIDEBAR: Dividends are reinvested.]

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments ("Portfolio").

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"). The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[SIDEBAR: Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

 Fund shares are available only through variable life, variable benefit options and variable annuity contracts.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[SIDEBAR: Fund shares are available only through variable life and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

All of the Portfolios of the Fund offer three classes of shares on behalf of each of the Portfolios offered by this Prospectus, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to the net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Class B and Class E Distribution Plan, the Class B and Class E Shares of the Fund pay an annual fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E share of a Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The annual fees for Class B and Class E shares are 0.25% and 0.15% respectively, of each Portfolio's average daily net assets. These fees will increase your cost of investing over time and may cost more that other types of sales charges.

The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans; (d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios and all debt instruments held by the State Street Research Money Market Portfolio are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

[SIDEBAR: A Portfolio's net asset value per share is determined once daily.]

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of each Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, all of the Portfolios may also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee applicable to the Class B and Class E Shares is at an annual rate of .25% and .15%, respectively, of the average daily net assets of the applicable Portfolio. This information
has been audited by            , whose report, along with the Fund's financial
statements, are included in the annual report, which is available upon request.

                           Financial Highlights

                                 (To Come)

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because they commenced operations only during the past year, limited performance history is available for the Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Because the Janus Growth and Franklin Templeton Small Cap Growth Portfolios will not commence operations until on or about the date of this Prospectus, no performance history is available for these Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 2000 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment managers as are these two Portfolios. Year-to-date information is also given for the two months ended February 28, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the applicable Fund Portfolio will bear. Finally each table also shows the related Fund Portfolio over the period of its existence.

Each sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance. No such similar account performance information is available with respect to the MetLife Mid Cap Stock Index Portfolio, which commenced operations on July 5, 2000.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolios. You should be aware that the Portfolios are likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolios. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

Putnam

                             Putnam          Lipper
                             Growth      Variable Funds
  Total Return for        Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)          Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------       ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/28/2001)                  1.78%           1.73%         -6.82%         --
 One Year (12/31/99 to
  12/31/00)                  51.37%          29.97%         21.04%         --
 Three Year (12/31/97 to
  12/31/00, annualized)      46.62%          26.79%         27.56%         --
 10/2/95 to 12/00,
  annualized (since
  inception of the
  Putnam Growth
  Opportunities Fund)        38.20%          23.13%         26.55%         --

--------

/1/ As of December 31, 2000, the Putnam Growth Opportunities Fund, a mutual fund, had assets of $ billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

State Street Research

                                                                  State Street
                           State Street  Russell 2000            Research Aurora
  Total Return for           Research       Value                Small Cap Value
 Period (unaudited)       Aurora Fund/1/   Index/2/   S&P 500/2/    Portfolio
 ------------------       -------------- ------------ ---------- ---------------
 Year to Date (ended
  2/28/2001)                  10.59%         3.34%      -6.82%         --
 One Year (12/31/99 to
  12/31/00)                   33.91%        -1.49%      21.04%         --
 Three Year (12/31/97 to
  12/31/00), annualized       18.74%         6.69%      27.56%         --
 2/13/95 to 12/00,
  annualized (since in-
  ception of the State
  Street Research Aurora
  Fund)                       26.68%        13.23%      28.22%         --

--------

/1/ As of December 31, 2000, the State Street Research Aurora Fund, a mutual
fund, had assets of $   million. The total returns were calculated using the
actual fees and expenses of the fund for class S shares whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.
/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Janus

  Total Return for                                                Janus Growth
 Period (unaudited)                      Janus Fund/1/ S&P 500/2/  Portfolio
 ------------------                      ------------- ---------- ------------
 Year to Date (ended 2/28/2001)               --           --          --
 One Year (12/31/99 to 12/31/00)            -14.91%                    --
 Three Year (12/31/97 to 12/31/00),
  annualized                                 20.25%                    --
 2/ /70 to 12/00, annualized (since in-
  ception of the
  Janus Fund)                                17.23%                    --

--------

/1/ As of December 31, 2000, the Janus Fund, a mutual fund, had assets of $42,330.2 million. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Franklin Templeton

                                    Franklin
                                     Small                             Franklin
                                      Cap                              Templeton
                                     Growth  Russell 2000 Russell 2500 Small Cap
  Total Return for                    Fund      Value        Growth     Growth
 Period (unaudited)                   I/1/     Index/2/     Index/2/   Portfolio
 ------------------                 -------- ------------ ------------ ---------
 Year to Date (ended 2/28/2001)        --         --           --         --
 One Year (12/31/99 to 12/31/00)     -9.80%     -3.02%      -16.90%       --
 Three Year (12/31/97 to
  12/31/00), annualized              21.13%      4.65%       10.39%       --
  2/14/92 to 12/00, annualized
  (since inception of the Franklin
  Small Cap Growth Fund I)           21.15%     11.58%       11.62%       --

--------

/1/ As of December 31, 2000, the Franklin Small Cap Growth Fund I, a mutual
fund, had assets of $    million. The total returns were calculated using the
actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Russell 2000 Value Index is an unmanaged index of common stocks that are primarily issued by the 2000 smallest companies with the Russell 3000 Index. The Russell 2500 Growth Index is an unmanaged index of common stocks that are primarily issued by the 2500 smallest companies with the Russell 3000 Index. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio
  Number   Portfolio Name
 --------- --------------
           State Street Research Aggressive
     1.    Growth
     2.    State Street Research Diversified
           Investment Trust
     3.    State Street Research
     4.    State Street Research Income
     5.    State Street Research Money Market
     6.    Putnam International Stock
     7.    Harris Oakmark Large Cap Value
     8.    Janus Mid Cap
     9.    Loomis Sayles High Yield Bond
    10.    Neuberger Berman Partners Mid Cap
           Value
    11.    Scudder Global Equity

 Portfolio
  Number   Portfolio Name
 --------- --------------
    12.    T. Rowe Price Large Cap Growth
    13.    T. Rowe Price Small Cap Growth
    14.    Lehman Brothers Aggregate Bond Index
    15.    MetLife Stock Index
    16.    Morgan Stanley EAFE Index
    17.    Russell 2000 Index
    18.    MetLife Mid Cap Stock Index
    19.    Putnam Large Cap Growth
    20.    State Street Research Aurora Small
           Cap Value
    21.    Janus Growth
    22.    Franklin Templeton Small Cap Growth


                                                                           Percentage limit per Portfolio
  Item   Investment practice                           Portfolios          on assets/1/
---------------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and   A.All, except 22    A.None
         stock indices as a hedge against or to        B.22                B.5% of total net assets
         minimize anticipated loss in value.
---------------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and    A.6,8,9,11,12,13,   A.None
         stock indices to earn additional income, as   19,20
         a hedge against or to minimize anticipated    B.22                B.5% of total net assets
         loss in value.
---------------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on  A.6,8,9,11,12,13,20 A.None currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to  B.22                B.5% of total net assets
         earn additional income.
---------------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and        A.All, except 10,22 A.None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order    B.22                B.5% of total net assets
         to protect against anticipated declines in
         values.
---------------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and       A.All, except 10,22 A.None
         indices that correlate with that Portfolio's  B.22                B.5% of total net assets
         securities.
---------------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for        A.1,2,3,4,6,8,9,    A.None
         defensive purposes in order to protect        11,
         against anticipated declines in values on     12,13,20
         currencies in which a Portfolio's securities                      B.5% of total net assets
         are or may be denominated.                    B.22
---------------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that      A.1,2,3,4,6,8,9,    A.None
         correlate with the currencies in which the    11,12,13,20
         Portfolio's securities may be denominated.    B.22                B.5% of total net assets
---------------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,  A.1,2,3,4,6,7,8,    A.None
         currency, and index put and call options      10,11,20
         "over-the-counter" (rather than only on       B.22                B.5% of total net assets
         established exchanges).
---------------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on       A.All, except       A. Combined limit on the sum
         recognized futures exchanges) on debt         10,15,16,17,18,22      of the initial margin for
         securities and indices of debt securities as                         futures and options sold
         a hedge against or to minimize adverse                               on futures, plus premiums
         principal fluctuations resulting from                                paid for unexpired
         anticipated interest rate changes or to                              options on futures, is 5%
         adjust exposure to the bond market.                                  of total assets
                                                                              (excluding "in the money"
                                                                              and, for Portfolios 7, 8,
                                                                              9, 11, 12, 13 and 21
                                                       B.22                "bona fide hedging" as
                                                                           defined by the Commodity
                                                                           Futures Trading Commission)
                                                                           B.5% of total net assets
---------------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on        A.All, except       A.Same as Item 9
         recognized futures exchanges) on equity       4,5,7,10,14,22
         securities or stock indices as a hedge or to  B.22                B.5% of total net assets
         enhance return.
---------------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts  A.6,8,9,11,12,      A.Same as Item 9
         (on recognized futures exchanges) as a hedge  13,20,21
         or to adjust exposure to the currency         B.22                B.5% of total net assets
         market.

                                                                             Percentage limit per Portfolio
  Item   Investment practice                           Portfolios            on assets/1/
-----------------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase     A.All, except 10,22   A.Same as Item 9
         put and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the      B.22                  B.5% of total net assets
         Portfolio is permitted to enter futures
         contracts.
-----------------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures           A.6,8,9,              A.Same as Item 9
         contracts (on recognized futures exchanges)   11,12,13,19,20
         of the type and for the same reasons the      B.22                  B.5% of total net assets
         Portfolio is permitted to enter into futures
         contracts.
-----------------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange  All, except            None
         contracts to hedge currency risk relating to  15,17,18
         securities denominated, exposed to, or
         traded in a foreign currency in which the
         Portfolio may invest.
-----------------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange  A.1,2,3,4,6,8,9,      A.5% of total assets
         contracts for non hedging purposes.           11,12,13,20
                                                       B.22                  B.None
-----------------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close    All                    None
         out any of the above.
-----------------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs   All                    None
         and POs).
-----------------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and      All, except            None
         principal only (POs) securities.              5,10,15,
                                                       16,17,18
-----------------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on        1,2,3,4,6,8,9,11,      None
         interest rates, currencies and indices as a   12,13,14,19,20
         risk management tool or to enhance return.
-----------------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including       A.1,2,3,4,5,15,17,    A. 10% of total assets in
         investments through European Depository       18,19                    securities of foreign
         Receipts ("EDRs") and International                                    issuers except 25% of
         Depository Receipts ("IDRs")).                                         total assets may be
                                                                                invested in securities
                                                                                issued, assumed, or
                                                                                guaranteed by foreign
                                                                                governments or their
                                                                                political subdivisions or
                                                                                instrumentalities;
                                                                                assumed or guaranteed by
                                                                                domestic issuers; or
                                                                                issued, assumed, or
                                                                                guaranteed by foreign
                                                                                issuers with a class of
                                                                                securities listed on the
                                                                                New York Stock Exchange.*
                                                       B.6,11,14,16,20,21    B. None
                                                       C.9                   C. 50% of total assets in
                                                                                foreign securities
                                                                                (except 100% in
                                                                                securities of Canadian
                                                                                issuers)*
                                                       D.12                  D. 30% of total assets
                                                                                (excluding reserves)*
                                                       E.13                  E. 20% of total assets
                                                                                (excluding reserves)*
                                                       F.7,22                F. 25% of total assets*
                                                       G.10                  G. 10% of total assets*
                                                       H.8                   H. 30% of total assets in
                                                                                foreign securities
                                                                                denominated in a foreign
                                                                                currency and not publicly
                                                                                traded in the U.S.*
-----------------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                    A.1,2,3,4,5,6,9,15,22 A. 20% of total assets*
                                                       B. 7,10,11,12,13,     B. 33 1/3% of total assets*
                                                          14,16,17,18,19,
                                                          20
                                                       C.8,21                C. 25% of total assets*
-----------------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.       A. All, except        A. 15% of total assets
                                                          5,11,22
                                                       B.5,11,22             B. 10% of total assets

                                                                             Percentage limit per Portfolio
  Item   Investment practice                           Portfolios            on assets/1/
-----------------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which   A.All, except 10      A. 10% of total assets
         may involve payment of duplicate fees.                                 except as in B below
                                                                                (except that only 5% of
                                                                                total assets may be
                                                                                invested in a single
                                                                                investment company and no
                                                                                portfolio can purchase
                                                                                more than 3% of the total
                                                                                outstanding voting
                                                                                securities of any one
                                                                                investment company or,
                                                                                together with other
                                                                                investment companies
                                                                                having the same
                                                                                investment adviser,
                                                                                purchase more than 10% of
                                                                                the voting stock of any
                                                                                "closed-end" investment
                                                                                company).
                                                       B.8,12,13,21          B. Up to 25% of total assets
                                                                                may be invested in
                                                                                affiliated money market
                                                                                funds for defensive
                                                                                purposes or as a means of
                                                                                receiving a return on
                                                                                idle cash.
-----------------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by  1,2,3,4,6,8,9,        None
         a commercial bank or savings and loan         11,12,13,19,20
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in
         total assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
-----------------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by         A.All, except 22      A. 25% of total assets.
         companies primarily engaged in any one                                 Excluded from the 25%
         industry. Provided that: (a) utilities will                            limitation are portfolios
         be considered separate industries according                            2 and 5's: (a) money
         to type of service; (b) oil and oil related                            market, securities,
         companies will be considered separate                                  securities issued or
         industries according to type; and (c)                                  guaranteed by the U.S.
         savings, loan associations, and finance                                government, its agencies
         companies will be considered separate                                  or instrumentalities; and
         industries.                                                            (b) bank issued debt
                                                                                securities.* (The Fund
                                                                                will disclose when more
                                                                                than 25% of a Portfolio's
                                                                                total assets are invested
                                                                                in four oil related
                                                                                industries. For
                                                       B.22                     Portfolios 1, 2, 3, 4, 5,
                                                                                14 and 20, companies
                                                                                engaged in the business
                                                                                of financing may be
                                                                                classified according to
                                                                                the industries of their
                                                                                parent or sponsor
                                                                                companies, or industries
                                                                                that otherwise most
                                                                                affect the financing
                                                                                companies).
                                                                             B. 25% of total net asses
-----------------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits      All                   Together with item 27, up to
         necessary to clear Portfolio transactions;                          1/3 of the amount by which
         enter into reverse repurchase arrangements                          total assets exceed total
         with banks.                                                         liabilities (excluding the
                                                                             liabilities represented by
                                                                             such obligations).*
-----------------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency   A. All, except 11     A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might      B. All, except 11     B. Together with item 26, up
         otherwise require the sale of securities at                            to 1/3 of the amount by
         an inopportune time).                                                  which total assets exceed
                                                                                total liabilities
                                                                                (excluding the
                                                                                liabilities represented
                                                                                by such obligations).*
                                                       C. 11                 C. 33 1/3% of total assets,
                                                                                provided that if these
                                                                                obligations with reverse
                                                                                repurchase agreements do
                                                                                not exceed 5% of total
                                                                                assets, no additional
                                                                                securities will be
                                                                                purchased for the
                                                                                Portfolio.*
-----------------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued"        All, except 5         None
         basis.
-----------------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including    All, except 22        10% of total assets.* This
         real estate mortgage loans.                                         limit shall not restrict
                                                                             investments in exchange-
                                                                             traded real estate
                                                                             investment trusts and shares
                                                                             of other real estate
                                                                             companies.
-----------------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts         A. 1,2,3,4,5,19       A. Together with the assets
         ("ADRs").                                                              referred to in Item 20 A
                                                                                above, 35% of total
                                                                                assets
                                                       B. 6,8,10,11,16,20,21 B. None
                                                       C. 12,15,17,18        C. Together with assets
                                                                                referred to in Item 20 D
                                                                                above, 30% of total
                                                                                assets
                                                       D. 7,22               D. Together with assets
                                                                                referred to in Item 20 F
                                                                                above, 25% of total
                                                                                assets
                                                       E. 9                  E. Together with assets
                                                                                referred to in Item 20C
                                                                                above, 50% of total
                                                                                assets (except 100% in
                                                                                securities).
                                                       F. 13                 F. Together with assets
                                                                                referred to in Item 20E
                                                                                above, 20% of total
                                                                                assets

                                                                           Percentage limit per Portfolio
  Item   Investment practice                           Portfolios          on assets/1/
---------------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                    A. All, except      A. None
                                                          6,7,10,12,13,14,
                                                          19, 20
                                                       B. 6,7,10,11,12,    B. None on investment grade
                                                          13,14,19,20         securities but 25% of
                                                                              total assets for 7, 15%
                                                                              for 10 and 5% for 6, 11,
                                                                              12, 13, 14, 19 and 20 in
                                                                              below investment grade
                                                                              securities.
---------------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                   A.All, except 9     A.None
                                                       B.9                 B.Up to 20% of total assets
---------------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                      A.All, except 9     A.None
                                                       B.9                 B.10% of total assets
---------------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                 A. All, except      A.None
                                                          12,13
                                                       B.12,13             B.10% of its total assets
---------------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt          All                 None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus
Description Of Some Investments, Techniques, And Risks

Investment Styles

[SIDEBAR: To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.]

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, the Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[SIDEBAR: Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[SIDEBAR: Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

[SIDEBAR: Debt ("Fixed Income") Securities]

Some of the many varieties of debt securities that the Portfolios may purchase are described below. Most debt securities (other than those that have "floating" interest rates) will increase in value if market interest rates subsequently decrease and decrease in value if market interest rates subsequently increase. In most market environments these variations tend to be more pronounced the longer the security's remaining duration. Changes in the issuer's perceived creditworthiness can also significantly affect the value of any debt securities that a Portfolio holds.

Investment grade securities are rated by at least one nationally recognized statistical rating organization in one of its top four rating categories, or if unrated, the portfolio manager must determine that the securities are of comparable quality. All other securities are considered below investment grade. Below investment grade securities are also known as "junk bonds." Although they generally provide higher yields, below investment grade fixed income securities, and to a lesser extent, lower rated investment grade fixed income securities, expose a Portfolio to greater risks than higher rated investment grade securities including:
 . the inability of the issuer to meet principal and interest payments
 . loss in value due to economic recession or substantial interest rate increases

 . adverse changes in the public's perception of these securities
 . legislation limiting the ability of financial institutions to invest in these securities
 . lack of liquidity in secondary markets
 . market price volatility

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[SIDEBAR: Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[SIDEBAR: American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[SIDEBAR: U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[SIDEBAR: Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

[SIDEBAR: When-Issued Securities]

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[SIDEBAR: Securities Lending]

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                            Investment Manager

                  New England Investment Management, LLC

                            501 Boylston Street

                        Boston, Massachusetts 02116

                       (Principal Business Address)

             Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                            State Street Research &
                               Management Company
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                         Loomis, Sayles & Company, L.P.
                              One Financial Center
                          Boston, Massachusetts 02111
                          (Principal Business Address)

                           Janus Capital Corporation
                              100 Fillmore Street
                          Denver, Colorado 80206-4923
                         (Principal Executive Offices)

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202
                          (Principal Business Address)

                     Zurich Scudder Investments, Inc.
                                345 Park Avenue
                            New York, New York 10154
                         (Principal Executive Offices)

                             Harris Associates, LP
                             2 North LaSalle Street
                               Chicago, IL 60602
                         (Principal Executive Offices)

                        Neuberger Berman Management Inc.
                                605 Third Avenue
                            New York, NY 10158-0180
                         (Principal Executive Offices)

                       Putnam Investment Management, Inc.
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                          Franklin Advisers, Inc.

                        500 East Broward Boulevard

                                Suite 2100

                         Ft. Lauderdale, FL 33394

                       (Principal Business Address)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, Metropolitan Life, State Street Research, Met-ropolitan Tower, Loomis Sayles, T. Rowe Price, Janus, Scudder, Harris, Franklin Templeton, Neuberger Berman or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618

     (exp0502)MLIC-LD

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                May 1, 2001

The investment options ("Portfolios") currently offered by the Metropolitan Series Fund, Inc. (the "Fund") are:

State Street Research Aggressive
Growth Portfolio                        Loomis Sayles High Yield Bond
                                        Portfolio
State Street Research Diversified
Portfolio                               Neuberger Berman Partners Mid Cap
                                        Value Portfolio

State Street Research Investment        Scudder Global Equity Portfolio
Trust Portfolio

(formerly State Street Research         T. Rowe Price Large Cap Growth
Growth Portfolio)                       Portfolio

State Street Research Income
Portfolio                               T. Rowe Price Small Cap Growth
                                        Portfolio
State Street Research Money Market
Portfolio                               Lehman Brothers(R) Aggregate Bond
                                        Index Portfolio

State Street Research Aurora Small
Cap Value  Portfolio                    MetLife Stock Index Portfolio


Putnam International Stock Portfolio    MetLife MidCap Stock Index Portfolio
(formerly  Santander International
Stock Portfolio)                        Morgan Stanley(R) EAFE Index Portfolio


Putnam Large Cap Growth Portfolio       Russell 2000(R) Index Portfolio

Harris Oakmark Large Cap Value
Portfolio                               Franklin Templeton Small Cap Growth
                                        Portfolio
Janus Mid Cap Portfolio

Janus Growth Portfolio

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2001. The annual report for the Fund for the year ending December 31, 2000 accompanies this SAI and is incorporated by reference. A copy of the May 1, 2001 Prospectus and the annual report may be obtained, without charge, from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Area 2H or by calling
(800) 553-4459.

     (exp0502)MLIC-LD

                               TABLE OF CONTENTS

Headings                                                                    Page
--------                                                                    ----
The Fund's Organization....................................................  B-2
Description of Some Investment Practices, Policies and Risk................  B-3
Certain Investment Limitations.............................................  B-7
Investment Management Arrangements.........................................  B-8
Directors and Officers of the Fund......................................... B-11
Placing Portfolio Transactions............................................. B-13
Shareholder Meetings....................................................... B-17
Voting..................................................................... B-17
Sale and Redemption of Shares.............................................. B-17
Pricing of Portfolio Securities............................................ B-18
Taxes...................................................................... B-20
General Information........................................................ B-21
Financial Statements....................................................... B-23
Appendix................................................................... B-24

                            THE FUND'S ORGANIZATION

The Fund, an open-end management investment company, is a corporation that was formed in Maryland on November 23, 1982. The Fund has 3 billion shares of authorized common stock at $0.01 par value per share. The Board of Directors may classify and reclassify any authorized and unissued shares. The Fund can issue additional classes of shares without shareholder consent. The shares are presently divided into classes (or series), including one for each Portfolio consisting of 100 million shares (200 million shares for the State Street Research Diversified, State Street Research Investment Trust, and MetLife Stock Index Portfolios). Each Portfolio, other than the Janus Mid Cap Portfolio, is "diversified" for purposes of the Investment Company Act of 1940.

Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

MetLife purchased shares of each of the Portfolios at their inception for its general account. MetLife has sold some of those shares, but will not sell shares if the sale would reduce the Fund's net worth below $100,000. MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

DESCRIPTION OF SOME INVESTMENT PRACTICES, POLICIES, AND RISKS

The information that follows expands on the similar discussion in the Fund's Prospectus and does not describe every type of investment, technique, or risk to which a Portfolio maybe exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under "Fundamental Policies."

Money market instruments generally have a remaining maturity of no more than 13 months when acquired by the Fund. They include the following:
 . United States Government securities -- direct obligations (in the form of Treasury bills, notes and bonds) of the United States Government, differing mainly by maturity lengths.
 . Government Agency Securities -- debt securities issued by agencies or instrumentalities of the United States Government. They are backed by the full faith and credit of the United States, guaranteed by the United States Treasury, supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or supported by the issuing agency's or instrumentality's credit. Agency securities include several of the types of instruments discussed below under "Mortgage-Backed Securities."
 . Certificates of Deposit -- generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Any non-negotiable time-deposits must mature in seven days or less.
 . Bankers' Acceptances -- time drafts drawn by borrowers on commercial banks, usually in connection with an international commercial transaction where both the borrower and the bank guarantee the payment of the draft in its face amount on the maturity date (which is usually within six months). These securities are traded in secondary markets prior to maturity. The Portfolios will not invest in non-negotiable bankers' acceptance maturing in more than 7 days.
 . Commercial Paper -- short-term unsecured promissory notes issued by corporations, usually to finance short-term credit needs. Commercial paper is generally sold on a discount basis, with maturity from issue not exceeding nine months. The Portfolios may purchase commercial paper with the highest (two highest for the T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth Portfolios) rating (and, for the State Street Research Money Market Portfolio, it must also be rated in one of the top two "modifiers" that indicate the best investment attributes of such rating) given by a nationally recognized statistical rating organization ("NRSRO") or, if unrated (a) of comparable quality or (b) issued by companies having outstanding debt issues in with ratings with one of the top three ratings given by an NRSRO (and for State Street Research Money Market Portfolio the debt issues must be in the top two rating categories).
 . Variable Amount Master Demand Notes -- commercial paper of companies that permit the purchaser to lend varying investment amounts (up to the maximum indicated in the note) at varying rates to the borrower. The borrower can prepay the amount borrowed at any time with no penalty and the lender can redeem the note at any time and receive the face value plus accrued interest. No secondary market exists for these notes. The same rating/credit quality requirements apply as described above for other forms of commercial paper.
 . Non-convertible Corporate Debt Securities -- such as bonds and debentures that will mature within a short time and that have credit characteristics comparable to those required above for commercial paper.
 . Repurchase Agreements -- the purchaser acquires ownership of another money market instrument, and the seller agrees at the time of sale to repurchase such other instrument at a specified time and price which determine the purchaser's yield during the holding period. This insulates the purchaser from market fluctuations unless the seller defaults. Repurchase agreements are collateralized by cash or the purchased (or equivalent) underlying instrument at all times at least equal in value to the price the Fund paid for the underlying instrument plus interest accrued to date. The Fund can enter into repurchase agreements with primary dealers for periods not to exceed 30 days. Repurchase agreements with a duration of more than 7 days are considered illiquid. If the seller defaults on its repurchase obligation, the Fund could experience a delay in recovery or inadequacy of the collateral and a cost associated with the disposition of the collateral.
 . Reverse Repurchase Agreements -- the sale of money market instrument by the Fund with an agreement by the Fund to repurchase the instrument at a specified time, price and interest payment. These agreements can be used when interest income earned from the reinvestment of the proceeds (in money market instruments with the same or shorter duration to maturity or resale) is greater than the interest expense of the reverse repurchase transaction. These agreements can also be used by the Fund as a form of borrowing and they therefore are subject to the limitations regarding borrowing by the Fund. In order to minimize the risk that it will have insufficient assets to repurchase the instrument subject to the agreement, the Fund will keep in a segregated account with its custodian liquid assets at least equal to the value of the specified repurchase price or the proceeds received on the sale subject to repurchase, plus accrued interest.

Exchange Traded Funds

The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With most new exchange-traded funds, there is a risk that the overall liquidity of the secondary market for share of those funds may fluctuate and the shares become illiquid. Also, there is the possibility of duplicative management fees and expenses.

Mortgage-Related Securities
GNMA -- partial ownership interests in a pool of mortgage loans which are individually guaranteed or insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. The GNMA certificates are issued and guaranteed by the Government National Mortgage Association, a U.S. Government corporation, and backed by the full faith and credit of the United States.
FNMA and FHLMC -- partial ownership interests in pools of mortgage loans. FNMA certificates are issued and guaranteed by the Federal National Mortgage Association, a federally chartered, privately owned corporation and are not backed by the U.S. Government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion). FHLMC certificates are issued and guaranteed by the Federal Home Loan Corporation, a federally chartered corporation owned by the Federal Home Loan Bank and are not backed by the U.S. government (although the U.S. Secretary of the Treasury has discretionary authority to lend it up to $2.25 billion).
Mortgage-backed securities -- may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-governmental securities may offer higher yield to the Fund but may also expose the Fund to greater price fluctuation and risk than governmental securities. Many issuers guarantee payment of interest and principal on the securities regardless of whether payments are made on the underlying securities, which generally increases the quality and security. Risks which affect mortgage-backed securities' market values or yields, include actual or perceived interest rate changes, creditworthiness of the issuer or guarantor, prepayment rates value of the underlying mortgages and changes in governmental regulation or tax policies. In addition, certain mortgage-related securities may be settled only through privately owned clearing corporations whose solvency and creditworthiness are not backed by the U.S. Government and whose operational problems may result in delays in settlement or losses to a Portfolio. Mortgage-related securities include:
 . Mortgage-backed bonds, which are secured by a first lien on a pool of single-
  family detached properties and are also general obligations of their issuers. . Mortgage pass-through bonds, which are secured by a pool of mortgages where the
  cash flow generated from the mortgage collateral pool is dedicated to bond repayment.

 . Stripped agency mortgage-backed securities, which are interests in a pool of mortgages, where the cash flow has been separated into its interest only ("interest only" or "qIOs") and principal only ("principal only" or "POs") components. IOs or POs, other than government-issued IOs or POs backed by fixed rate mortgages, are considered illiquid securities.
 . Other mortgage-related securities, which are other debt obligations secured by mortgages on commercial real estate or residential properties.

Below investment grade securities (or junk bonds) -- debt securities that are not rated in (or judged to be of comparable quality to) one of the top four categories by an NRSRO. These securities expose the Fund to more risks than higher rated securities, including:
 . greater doubt as to the issuer's capacity to pay interest and principal
 . greater fluctuations in market values due to individual corporate developments
 . greater risk of default for various reasons including that (a) the issuers of these securities tend to be more highly leveraged and may not have available to them more traditional methods of financing and (b) the securities are unsecured and are generally subordinated to debts of other creditors
 . greater difficulty in obtaining accurate market quotations for valuation purposes
 . increased expenses to the extent the Fund must seek recovery due to a default in payment
 . less liquid trading markets

Restricted or illiquid securities -- securities for which there is no readily available market. These securities are priced at fair value under procedures approved by the Fund's Board of Directors. A Portfolio can sell restricted securities only in privately negotiated transactions or in a public offering registered with the Securities and Exchange Commission ("SEC"). Subsequent to the purchase of a restricted security, SEC registration of such security may become necessary and a Portfolio that owns the security may need to pay all or part of the registration expenses and may need to wait until such registration becomes effective before it can sell the security. In addition, the absence of ready markets may delay a Portfolio's sale of an illiquid investment. Delays in disposing of an investment expose a Portfolio to fluctuations in value for longer periods than it desired.

Rule 144A securities -- securities that are not registered with the SEC but under certain circumstances may be considered as liquid. Pursuant to procedures approved by the Board of Directors, these securities are subject to ongoing evaluation to monitor their liquidity, and the purchase of these securities could have the effect of increasing the percent of a Portfolio's securities invested in illiquid securities. Liquidity is evaluated based on various factors including:
 . the availability of trading markets for the security
 . the frequency of trades and quotes
 . the number of dealers and potential purchasers
 . dealer undertakings to make a market
 . the nature of the security and of the marketplace trades (including disposal time, solicitation methods and mechanics of transfer)

Lending portfolio securities. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code (the "Code").

Options on securities, currencies and indices. Options that are traded on recognized securities exchanges often have less of a risk of loss than those sold "over-the-counter." A Portfolio will not sell the security or currencies against which options have been written until after the option period has expired, a closing purchase transaction is executed, a corresponding put or call option has been purchased, or the sold option is otherwise covered. The sale and purchase of options involves paying brokerage commissions and other transaction costs. In addition, selling covered call options can increase the portfolio turnover rate.

The purchase and sale of index options have additional risks. For example if trading of certain securities in the index is interrupted, a Portfolio would not be able to close out options which it had purchased or sold if restrictions on exercise were also imposed. To address such liquidity concerns the Fund limits use of index options to options on indices (a) with a sufficient number of securities to minimize the likelihood of a trading halt and (b) for which there is a developed secondary market.

A Portfolio will cover any option it has sold on a stock index by (a) if the option is a call option, segregating with the Fund's custodian bank either (i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities comprising the index, or (ii) securities that substantially replicate changes in value of the securities in the index; (b) if the option is a put option, segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the exercise price; or (c) regardless of whether the option is a call or a put option, holding an offsetting position in the same option at an exercise price that is at least as favorable to the Fund.

Forward foreign currency exchange contracts. These contracts are traded in the interbank market through currency traders. The traders do not charge a fee, but they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. The use of these contracts involves various risks including:
 . inability to enter into a contract at advantageous times or with respect to the desired foreign currencies
 . poor correlation between a currency's value and any proxy currency that a
  Portfolio is using
 . the creditworthiness of the counterparty to the transaction
 . losses (or lost profits) due to unanticipated or otherwise adverse changes in the relative value of currencies
 . additional expense due to transaction costs or the need to purchase or sell foreign currency on the spot market to correlate with the currency delivery requirements of the contract

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will have its bank custodian segregate cash or liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

Swaps, caps, floors and collars. A Portfolio will not enter into any swap, cap, floor or collar unless the portfolio manager thinks that the other party to the transaction is creditworthy. If the other party defaults, the Portfolio may have contractual remedies pursuant to agreements related to the transaction. Portfolios for which swaps are a permissible investment can enter credit protection swap arrangements which involve the sale by the Portfolio of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

The swap market has grown substantially in recent years and the swap market has become relatively liquid due to a large number of banks and investment banks acting as principals and agents and using standardized documentation. Caps, floors and collars are more recent innovations and standardized documentation has not yet been fully developed. For that reason they are less liquid than swaps. Liquidity of swaps, caps, floors and collars will be evaluated based on various factors including:
 . the frequency of trades and quotations
 . the number of dealers and prospective purchasers in the marketplace
 . dealer undertakings to make a market
 . the nature of the instrument (including demand or tender features)
 . the nature of the marketplace (including the ability to assign or offset a Portfolio's rights and obligations)

Futures contracts and options on futures contracts. A Portfolio will cover any futures contract it has sold, or any call option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank
(i) cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the value of the securities or currency on which the futures contract (or related index) is based or (ii) securities or currencies that substantially replicate changes in value of the securities or currencies on which the futures contract (or related index) is based or (b) holding an offsetting call option on that futures contract at the same or better settlement price. A Portfolio will cover any futures contract it has purchased, or any put option it has sold on a futures contract, by (a) segregating with the Fund's custodian bank cash or other liquid assets having a value that, when added to any related margin deposits, at all times at least equals the amount payable upon settlement of such futures contract or (b) holding an offsetting call option on that futures contract at the same or better settlement price.

CERTAIN INVESTMENT LIMITATIONS

Fundamental policies are those that may not be changed without approval of the outstanding voting shares of each affected Portfolio. If such a vote is required, approval requires a favorable vote of at least the lesser of: (a) 67% of the shares represented (in person or by proxy) at a meeting and entitled to vote thereon; or (b) if at least 50% of such shares are represented at the meeting, a majority of those represented.

A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote. If the Prospectus or SAI specifically states that one or more Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of the Fund's fundamental policies. (On the other hand, any policy set forth in the Prospectus that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.) Unless otherwise indicated, all restrictions apply only at the time of purchase.

No Portfolio may:
 . borrow money to purchase securities or purchase securities on margin
 . engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933
 . issue senior securities
 . sell call options which are not covered options
 . sell put options other than to close out option positions previously entered into
 . invest in commodities or commodity contracts. In this regard, the following aspects of the Prospectus's table of "Certain Investment Practices" are non-fundamental: all of the prohibitions and limitations in item 9; the recognized exchange requirement in, and the omission of any Portfolio that invests in equity securities from, item 10; the recognized exchange requirement and the limitations on purpose in item 11; and all of item 12, except the requirement that the Portfolio must be authorized to use the underlying futures contract.
 . make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors
 . For purposes of the industry concentration limit in item 25 of the Prospectus table, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.

No more than 5% of the Scudder Global Equity Portfolio's assets will be committed to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

Non-Fundamental Policies are those that may be changed without approval of shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase. The following non-fundamental policies are in addition to those described elsewhere in the Prospectus or SAI.
 . No Portfolio will acquire securities for the purpose of exercising control over the management of any company

 . At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to the Janus Mid Cap Portfolio.
 . No Portfolio may make any short sale
 . No Portfolio (except for the Janus Mid Cap Portfolio) may participate on a joint or joint and several basis in any trading account in securities

Insurance Law Restrictions
The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio of the Fund complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the Insurance Companies ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

INVESTMENT MANAGEMENT ARRANGEMENTS

Investment Management Agreements and Sub-investment Management Agreements

NEIM and the Fund have entered into investment management agreements under which NEIM has overall management responsibility for all Portfolios. In addition, NEIM has entered into sub-investment management agreements for all other Portfolios. For simplicity, each of NEIM and the sub-investment managers are referred to as "managers" when discussing issues affecting all of them.

Each agreement continues from year to year with annual approval by (a) the Board of Directors or a majority of that Portfolio's outstanding shares, and
(b) a majority of the Board of Directors who are not "interested persons" of any party of the agreement. Any amendment to any investment management agreement, or any amendment to any sub-investment management agreement with an affiliate of NEIM, must be approved by a vote of a majority of the outstanding voting securities of the applicable Portfolio and by a vote of a majority of the Directors who are not interested persons of (a) the Fund or (b) NEIM or the applicable Portfolio's sub-investment manager. Each agreement may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of a Portfolio may vote to terminate an agreement as to services provided for that Portfolio.

Managers make investment decisions and effect transactions based on information from a variety of sources including their own securities and economic research facilities. Managers are also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with their designated Portfolio(s).

Payment of Fund Expenses

As detailed in the Prospectus, NEIM currently pays certain expenses for the Janus Growth, Franklin Templeton Small Cap Growth, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, MetLife Mid Cap Stock Index and Morgan Stanley EAFE Index Portfolios to the extent they exceed certain amounts.

As detailed in the Prospectus, NEIM currently pays certain expenses over a certain amount for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios subject to possible repayment by each Portfolio over the next three years.

Apart from any such payment by NEIM, each Portfolio bears its share of all Fund expenses, including those for: (a) fees of the Fund's directors; (b) custodian and transfer agent fees; (c) audit and legal fees; (d) printing and mailing costs for the Fund's prospectuses, proxy material and periodic reports to shareholders; (e) NEIM's investment management fee; (f) brokerage commissions on portfolio transactions (including costs for acquisition, disposition, lending or borrowing of investments); (g) Fund taxes; (h) interest and other costs related to any Fund borrowing; and (i) extraordinary or one-time expenses (such as litigation related costs).

All of the Fund's expenses, except extraordinary or one-time expenses, are accrued daily.

Management Fees

The Fund pays NEIM for its investment management services.

NEIM pays the sub-investment managers for their investment management services.

The following table shows the fee schedules for the investment management fees and sub-investment management fees as a percentage per annum of the average net assets and the investment management fees paid to NEIM for each Portfolio:

                                                                            Sub-
                                            Investment                   Investment
                                            Management                   Management
                                               Fee                          Fee         Investment Management Fees
                               Average      Schedule--      Average      Schedule-- For the Year Ended December 31,/1/
                              Daily Net       % Per        Daily Net       % Per    -----------------------------------
Portfolio                      Assets         Annum         Assets         Annum       1998        1999        2000
---------                 ----------------- ---------- ----------------- ---------- ----------- ----------- -----------
State Street Research                         .25%                         .25%
Money Market              All assets                                                $   105,727 $   127,180 $   152,251

State Street Research                                  1st $250 million
 Investment               1st $500 million    .55%                         .40%     $13,095,405 $15,804,021 $17,076,256
Trust                     next $500 million   .50%     next $250 million   .35%
                          over $1 billion     .45%     next $1.5 billion   .30%
                                                       over $2 billion     .25%

State Street Research                                  1st $150 million
 Income                   1st $250 million    .35%                         .25%
                          next $250 million   .30%     next $200 million   .20%     $ 1,514,111 $ 1,635,946 $ 1,507,360
                          over $500 million   .25%     over $350 million   .15%

State Street Research                                  1st $250 million
 Diversified              1st $500 million    .50%                         .35%
                          next $500 million   .45%     next $250 million   .30%     $10,067,374 $11,893,804 $12,148,236
                          over $1 billion     .40%     over $500 million   .25%

State Street Research     1st $500 million    .75%     1st $500 million    .45%
Aggressive Growth         next $500 million   .70%     next $500 million   .25%     $ 9,539,534 $ 9,495,639 $11,798,675
                          over $1 billion     .65%     next $1.5 billion   .30%
                                                       over $2.5 billion   .25%

Putnam Large Cap Growth   1st $500 million    .80%     1st $150 million    .50%
                          next $500 million   .75%     next $150 million   .45%              --          -- $   104,812
                          over $1 billion     .70%     over $300 million   .35%

State Street Research                         .85%     1st $250 million    .55%
Aurora                    1st $500 million
Small Cap Value           next $500 million   .80%     next $250 million   .50%
                          over $1 billion     .75%     next $250 million   .45%              --          -- $   102,277
                                                       over $750 million   .40%

Putnam International      1st $500 million    .90%     1st $150 million    .65%
Stock /1/
                          next $500 million   .85%     next $150 million   .55%     $ 2,161,315 $ 2,250,241 $ 2,861,103
                          over $1 billion     .80%     over $300 million   .45%

Loomis Sayles High Yield                      .70%                         .50%
Bond                      All assets                                                $   266,117 $   359,652 $   476,609

T. Rowe Price Small Cap                                                    .35%
Growth                    1st $100 million    .55%
                          next $300 million   .50%                         .30%        $764,242 $ 1,040,413 $ 1,749,910
                          over $400 million   .45%                         .25%

T. Rowe Price Large Cap                                                    .50%
Growth                    1st $50 million     .70%
                          over $50 million    .60%                         .40%     $     3,585 $   181,312 $   803,995

Janus Mid Cap             1st $100 million    .75%                         .55%
                          next $400 million   .70%                         .50%     $ 1,584,660 $ 5,844,052 $15,330,298
                          over $500 million   .65%                         .45%

Scudder Global Equity     1st $50 million     .90%                         .70%
                          next $50 million    .55%                         .35%     $   674,520 $   884,558 $ 1,213,183
                          next $400 million   .50%                         .30%
                          over $500 million   .475%                        .275%

Harris Oakmark Large Cap
Value                     1st $250 million    .75%     1st $100 million    .45%
                          over $250 million   .70%     next $400 million   .40%     $     6,470 $   192,890 $   316,530
                                                       over $500 million   .35%

Neuberger Berman                              .70%
Partners                  1st $100 million
Mid Cap Value             next $250 million   .675%    1st $250 million    .45%     $     6,314 $   169,231 $   438,080
                          next $500 million   .65%     next $750 million   .40%
                          next $750 million   .625%    over $1 billion     .35%
                          over $1.6 billion   .60%
                                                                                             --          --


Janus Growth              1st $500 million    .80%     1st $100 million    .55%
                          next $500 million   .75%     next $400 million   .52%
                          over $1 billion     .70%     over $500 million   .50%

/1/MetLife paid these fees through April 30, 2001.

Franklin Templeton Small                      .90%     1st $200 million    .60%
Cap                       1st $500 million                                                   --          --
Growth                    over $500 million   .85%     next $300 million   .52%
                                                       over $500 million   .50%

                                                           Sub-
                                   Investment           Investment
                                   Management           Management
                                      Fee                  Fee        Investment Management Fees
                         Average   Schedule--  Average  Schedule--  For the Year Ended December 31,
                        Daily Net    % Per    Daily Net   % Per    ---------------------------------
Portfolio                 Assets     Annum     Assets     Annum       1998       1999       2000
---------               ---------- ---------- --------- ---------- ---------- ---------- -----------
MetLife Stock Index     All Assets    .25%                 *       $6,387,967 $9,091,545 $10,575,467

Lehman Brothers         All Assets    .25%                 *       $   18,962 $  239,612 $   340,601
Aggregate Bond Index

Russell 2000 Index      All Assets    .25%                 *       $   11.355 $  172,630 $   317,375

Morgan Stanley EAFE(R)  All Assets    .30%                 *       $    9,366 $  148,862 $   274,174
Index

MetLife Mid Cap Stock   All Assets    .25%                 *               --         -- $    41,219
Index

--------

/1/For the years ended December 31, 1998 and 1999, a lower investment management fee schedule was in effect for the Putnam International Stock Portfolio. Thus, the investment management fees set forth herein were based on the lower schedule. Such fees would have been higher if the revised fee schedule had been in effect.

* NEIM pays MetLife a sub-investment management fee for each Index Portfolio equal to the costs incurred by MetLife in providing sub-investment management services to the Portfolio.

                       DIRECTORS AND OFFICERS OF THE FUND
The Fund's Directors review actions of the Fund's investment manager and sub-investment managers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Unless otherwise noted, the address of each executive officer and director listed below is One Madison Avenue, New York, New York 10010.


                                                                  Principal Occupation(s)
  Name, (Age) and Address       Position(s) with Fund               During Past 5 Years
----------------------------------------------------------------------------------------------------
  Steve A. Garban (62)+         Director                Retired, formerly Senior Vice-President
  The Pennsylvania State Uni-                           Finance and Operations and Treasurer, The
  versity                                               Pennsylvania State University
  208 Old Main
  University Park, PA 16802
----------------------------------------------------------------------------------------------------
  David A. Levene (60)*         Chairman of the Board,  Executive Vice-President, MetLife since
                                Chief Executive Officer 1996; prior thereto, Senior Vice-President and Director (through
                                October 30, 2000)
----------------------------------------------------------------------------------------------------
  Linda B. Strumpf (53)         Director                Vice-President and Chief Investment Officer,
  Ford Foundation                                       Ford Foundation
  320 E. 43rd St.
  New York, NY 10017
----------------------------------------------------------------------------------------------------
  Dean O. Morton (67)+          Director                Retired, formerly Executive Vice-President,
  3200 Hillview Avenue                                  Chief Operating Officer and Director,
  Palo Alto, CA 94304                                   Hewlett-Packard Company
----------------------------------------------------------------------------------------------------
  Michael S. Scott Morton(62)+  Director                Jay W. Forrester Professor of Management at
  Massachusetts Institute of                            Sloan School of Management, MIT
  Technology ("MIT")
  50 Memorial Drive
  Cambridge, MA 02139-4307
----------------------------------------------------------------------------------------------------
  Arthur G. Typermass (62)*     Director                Retired, formerly Senior Vice-President and
  43 Chestnut Street                                    Treasurer, MetLife
  Garden City, NY 11530
----------------------------------------------------------------------------------------------------
  Toby Rosenblatt (62)          Director                President, the Glen Ellen Company;
  3409 Pacific Avenue                                   President, Pounders Investment, Ltd. since
  San Francisco, CA 94118                               1999; prior thereto, Vice-President
----------------------------------------------------------------------------------------------------
  H. Jesse Arnelle (67)         Director                Counsel, Womble Carlyle Sandrige & Rice
                                                        since 1997; prior thereto, Senior Partner,
                                                        Arnelle, Hastie, McGee, Willis and Greene.
----------------------------------------------------------------------------------------------------
  Peter H. Duffy (44)           Controller              Senior Vice President, New England
  501 Boylston Street                                   Investment Management and Treasurer, New
  Boston, MA 02116                                      England Zenith Fund since 1998; prior
                                                        thereto, Senior Vice-President, Fund
                                                        Administration Department
----------------------------------------------------------------------------------------------------
  Christopher P. Nicholas       President and Chief     Associate General Counsel, MetLife
  (51)+*                        Operating Officer
----------------------------------------------------------------------------------------------------
  Janet Morgan (38)*            Treasurer               Assistant Vice-President, MetLife since
                                                        1997; prior thereto, Director
----------------------------------------------------------------------------------------------------
  Barbara Hume (47)*            Vice-President          Vice-President, MetLife since 1997; prior
                                                        thereto, Vice-President, Prudential
                                                        Investments
----------------------------------------------------------------------------------------------------
  Lawrence A. Vranka (60)*      Vice-President          Vice-President, MetLife
----------------------------------------------------------------------------------------------------
  Daphne Thomas-Jones (45)      Vice-President          Assistant Vice President, MetLife since
                                                        1998; prior thereto, Director
----------------------------------------------------------------------------------------------------
  Hugh McHaffie (  )            Vice-President
  501 Boylston Street
  Boston, MA 02116
----------------------------------------------------------------------------------------------------
  Danne L. Johnson (32)*        Secretary               Associate Counsel, MetLife since February
                                                        2000; prior thereto, Branch Chief, U.S.
                                                        Securities & Exchange Commission
----------------------------------------------------------------------------------------------------
  Patricia S. Worthing-         Assistant Secretary     Assistant Vice-President and Associate
  ton (43)*                                             Compliance Director of MetLife since 1997;
                                                        prior thereto Associate Counsel
----------------------------------------------------------------------------------------------------
  Patti Robinson (45)*          Assistant Secretary     Legal Assistant, MetLife since 2000; prior
                                                        thereto, Legal Assistant, Sedgwick, Inc.
----------------------------------------------------------------------------------------------------
  Terence T. Santry (  )        Assistant Controller    Vice-President, New england Investment
  501 Boylston Street                                   Management; Assistant Treasurer of the
  Boston, MA 02116                                      Zenith Fund; prior thereto, Account manager
                                                        for State Street Bank and Trust Company
----------------------------------------------------------------------------------------------------
  Allison M. Troiani (  )       Assistant Controller    Assistant Vice-President, New England
  501 Boylston Street                                   Investment Management; prior thereto, Fund
  Boston, MA 02116                                      Administration Manager for Nvest Services
                                                        Company

------------
(*) Interested Person, as defined in the Investment Company Act of 1940 ("1940
    Act"), of the Fund.
(+) Serves as a trustee, director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust, State Street Research Exchange Trust and State Street Research Portfolios, Inc.

The Directors have been compensated as follows:


                                           (3)
                                        Pension or                  (5)
                                        Retirement    (4)          Total
                               (2)       Benefits  Estimated   Compensation
                            Aggregate    Accrued     Annual    from the Fund
            (1)            Compensation as part of  Benefits     and Fund
          Name of              from        Fund       Upon     Complex Paid
        Director(b)         Fund(a)(c)   Expenses  Retirement to Directors(b)
-----------------------------------------------------------------------------
  Linda B. Strumpf(d)           0            0          0        $ 92,125
-----------------------------------------------------------------------------
  Steve A. Garban            $27,000         0          0        $ 27,000
-----------------------------------------------------------------------------
  H. Jesse Arnelle(e)           0            0          0            0
-----------------------------------------------------------------------------
  Dean O. Morton             $18,500         0          0        $108,900
-----------------------------------------------------------------------------
  Michael S. Scott Morton       0            0          0        $100,320
-----------------------------------------------------------------------------
  David A. Levene(f)            0            0          0            0
-----------------------------------------------------------------------------
  Arthur G. Typermass        $28,500         0          0        $ 36,750
-----------------------------------------------------------------------------
  Toby Rosenblatt(e)            0            0          0        $ 96,125

------------

(a) For the fiscal year ended December 31, 2000.
(b) Complex is comprised of 10 trusts and two corporations with a total of 31 funds and/or series. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 1999.

(c) Directors and officers who are currently active employees of MetLife receive no compensation for services rendered to the Fund other than their regular compensation from MetLife or its affiliate of which they are employees. Other directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each directors' meeting they attend, $500 for each audit or nominating committee or sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the audit committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.
(d) Linda B. Strumpf was appointed to the Board effective May 1, 2000.

(e) Toby Rosenblatt and H. Jesse Arnelle did not serve as directors during 2000.

(f) David A. Levene, resigned as a director effective October 30, 2000.
------------
None of the above officers and directors of the Fund owns any stock of the Fund.

PLACING PORTFOLIO TRANSACTIONS

Each Portfolio's manager has day-to-day responsibility for selecting broker-dealers who will process investment transactions for the Portfolio. The managers follow similar policies and procedures for each Portfolio. When a manager's policy or practice is significantly different, it is specifically identified below. In the discussion that follows, the term broker-dealer includes both brokers (brokerage firms who act as agents in purchases or sales of portfolio investments by the Fund) and dealers (investment firms who act for their own account in selling or purchasing securities to or from the Fund).

Codes of Personal Conduct
The Fund has adopted a code of conduct for its officers, directors and other personnel. Among other things this code regulates (although it does not absolutely prohibit) transactions by such persons in securities of a type in which the Portfolios of the Fund may and do invest. The investment managers and the sub-investment managers have adopted codes of conduct that are similar to the Fund's.

Primary Policy
Each manager's primary policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Fund. To this end, when selecting the best broker-dealer for a given transaction, each manager will consider one or more of the following:
 . the price of the security or instrument
 . the nature of the market for the security or instrument
 . the size and difficulty of the order
 . the execution experience of the broker-dealer with respect to specific markets or securities (see, for example, "Fixed Income Securities" and "Over-the-Counter Securities Market" below)
 . confidentiality
 . the broker-dealer's financial responsibility
 . the competitiveness of the commission or spread (see "Competitiveness of
  Commission Rates and Net Prices" below)
 . proven integrity and reliability
 . the quality of execution
 . the broker-dealer's research and statistical services and capabilities (see
  "Research and Statistical Services" below)
 . the broker-dealer's capital clearance and settlement capabilities
 . desired timing of the trade
 . any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements (see "Directed Brokerage" below)

Research and Statistical Services
When more than one firm satisfies the Portfolio's other standards, managers may consider the range of services and capabilities that those broker-dealers provide, including:
 . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy
 . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy
 . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation
 . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories
 . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

In most cases, these services supplement a manager's own research and statistical efforts. Research and statistical information and materials are generally subject to internal analysis before being incorporated into a manager's investment process.

Generally, services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings. Often managers use internal surveys and other methods to evaluate the quality of research and other services provided by various broker-dealer firms. Results of these studies are available to the managers' trading departments for use when selecting broker-dealers to execute portfolio transactions.

Multiple Uses for Services The same research and statistical products and services may be useful for multiple accounts. Managers may use such products and services when managing any of their investment accounts. Therefore, managers may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include any Portfolio) in the management of the same or any such other account (which, again, may or may not include that Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in a manager's investment decision process, then the manager may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the manager with the investment decision process may be considered by the manager in allocating transactions to broker-dealers.

Competitiveness of Commission Rates and Net Prices
Brokerage and other services furnished by broker-dealers are routinely reviewed and evaluated. Managers try to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolios occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, managers evaluate the reasonableness of a commission or net price for each transaction.

Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:
 .the difficulty of execution and settlement
 . the size of the transaction (number of shares, dollar amount, and number of clients involved)
 . historical commission rates or spreads
 . rates and prices quoted by other brokers and dealers
 . familiarity with commissions or net prices paid by other institutional investors
 . the level and type of business done with the broker-dealer over time
 . the extent to which broker or dealer has capital at risk in the transaction

After considering a combination of all the factors, managers may not necessarily select the broker with the lowest commission rate or the dealer with the lowest net price. Managers may or may not ask for competitive bids based on their judgment as to whether such bids would have a negative effect on the execution process.

Compensating Broker-Dealers for Non-Execution Services

Managers do not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided.

This is an area where differences of opinion as to fact and circumstances may exist, however. Therefore, to the extent necessary, managers rely on Section 28(e) of the Securities Exchange Act of 1934, which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.

Accordingly, while it is difficult to determine any extent to which commission rates or net prices charged by broker-dealers reflect the value of their services, managers expect commissions to be reasonable in light of total brokerage and research services provided by each particular broker. Although it is also difficult to place an exact dollar value on research and statistical services received from broker-dealers, the managers believe that these services tend to reduce the Portfolio's expenses in the long-run.

When purchasing securities for a Portfolio in fixed price underwriting transactions, managers follow instructions received from the Fund as to the allocation of new issue discounts, selling concessions and designations to any brokers or dealers which provide the Fund with research, performance evaluation, master trustee and other services. Absent instructions from the Fund, the manager may make such allocations to broker-dealers which provide it with research, statistical, and brokerage services.

Brokerage Allocation Agreements and Understandings Managers may pay cash for certain services provided by external sources or choose to allocate brokerage business as compensation for the services. Managers do not have fixed agreements with any broker-dealer as to the amount of brokerage business which that firm may expect to receive because of the services they supply. However, managers may have understandings with certain firms which acknowledge that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

Managers have internal brokerage allocation procedures for that portion of their discretionary client brokerage business where more than one broker-dealer can provide best price and execution. In such cases, managers make judgments as to the level of business which would recognize any research and statistical services provided. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage, research and statistical services they provide. The actual brokerage received by any firm may be less than the suggested allocations but can, and often do, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. Broker-dealers are never excluded from receiving business because they do not provide research or statistical services.

Directed Brokerage
On behalf of the Portfolios, the Fund may request that managers also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Fund may condition its requests by requiring that managers effect transactions with specified broker-dealers only if the broker-dealers are competitive as to price and execution. While the Fund believes that overall this practice can benefit the Fund, in some cases managers may be unable to negotiate commissions or obtain volume discounts or best execution and commissions charged under directed brokerage arrangements may be higher than those not using such arrangements. Directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved using directed brokerage arrangements is that in, an effort to achieve orderly execution of transactions, execution of orders using directed brokerage arrangements may, at the discretion of the trading desk, be delayed until execution of other orders have been completed. The Board of Directors will monitor directed brokerage transactions to help ensure that they are in the best interest of the Fund and its shareholders.

Fixed Income Securities
Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission paid, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices known as a dealer's mark-up. Securities may also be purchased from underwriters at prices which include underwriting fees paid by the issuer.

Over-the-Counter Securities Market
Orders through the over-the-counter securities market are placed with the principal market-makers for the security, unless a more favorable result is available elsewhere. A principal market-maker is one who actively and effectively trades in the relevant security.

Bunching of Orders
When securities are purchased or sold for a Portfolio, managers may also be purchasing or selling the same securities for other accounts. Managers may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, managers allocate aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. Managers also consider the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in a particular Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.

The Board of Directors has adopted procedures governing bunching to ensure that bunching remains in the best interest of the Fund and its shareholders. Because the procedures do not always adequately accommodate all facts and circumstances, exceptions are made to the policy of allocating trades on an adjusted, pro-rata basis. Exceptions to the policy may include not aggregating orders and/or reallocating to:
 . recognize a manager's negotiation efforts
 . eliminate de minimus positions
 . give priority to accounts with specialized investment policies and objectives . give special consideration of an account's characteristics (such as concentrations, duration, or credit risk)
 . avoid a large number of small transactions which may increase custodial and other transaction costs (which effect smaller accounts disproportionately)

Depending on the circumstances, such exceptions may or may not cause an account to receive a more or less favorable execution relative to other accounts.

Harris Associates L.P. may use its affiliate, Harris Associates Securities L.P., and Neuberger Berman Management Inc. may use its affiliate, Neuberger Berman, LLC (the "affiliated brokers") as brokers for effecting securities transactions for the respective portfolios for which they are the managers. The Board of Directors, including a majority of the directors who are not "interested" directors, has determined that securities transactions for a Portfolio may be executed through these affiliated brokers, if, in the judgment of the manager, the use of the affiliated broker is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and, if, in such transactions, the affiliated broker charges the Portfolio commission rates at least as favorable as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Directors has adopted procedures designed to provide that commissions, fees or other remuneration paid to affiliated brokers are consistent with this standard. The Portfolios will not effect principal transactions with affiliated brokers.

Brokerage commissions paid to Harris Associates Securities, L.P. during 2000
totaled $   . This represented   % of the total commissions paid by the Harris
Oakmark Large Cap Value Portfolio during 2000 and % of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2000.

Brokerage commission paid to Neuberger Berman, LLC during 2000 totaled $   .
This represented % of the total commissions paid by the Neuberger Berman Partners Mid Cap Value Portfolio during 2000 and % of the aggregate dollar amount of transactions involving payment of commissions for that Portfolio during 2000.

The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 1998, 1999 and 2000:

Portfolio                        1998       1999       2000
State Street Research            N/A        N/A        N/A
Money Market
State Street Research            N/A        N/A        N/A
Income
State Street Research         $2,204,538 $2,669,281 $2,339,779
Diversified
State Street Research         $4,486,471 $5,614,065 $5,047,718
Investment Trust
State Street Research         $3,260,411 $2,687,582 $2,437,664
Aggressive Growth
Putnam                        $2,313,364 $1,584,912 $1,185,663
International Stock
Loomis Sayles High            $    6,463 $    1,966 $   14,142
Yield Bond
T. Rowe Price Small           $  174,688 $  180,042 $  309,732
Cap Growth
T. Rowe Price Large           $    5,222 $   55,158 $  238,407
Cap Growth
Janus Mid Cap                 $  482,758 $1,007,044 $1,566,966
Scudder Global Equity         $  165,847 $  183,800 $  258,622
Harris Oakmark Large          $   12,228 $   71,883 $  172,358
Cap Value
Neuberger Berman              $   11,875 $  126,856 $  433,219
Partners Mid Cap Value
MetLife Stock Index           $  469,162 $  369,088 $  163,903
Lehman Brothers                  N/A        N/A        N/A
Aggregate Bond Index
Russell 2000 Index            $   41,989 $  150,280 $   89,034
Morgan Stanley EAFE           $   79,325 $  198,582 $  116,051
Putnam Large Cap Growth              N/A        N/A $   22,070
State Street Research Aurora         N/A        N/A $   61,630
Small Cap Value
MetLife MidCap Stock Index           N/A        N/A $  163,903

SHAREHOLDER MEETINGS

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. Also, if 10% or more of the outstanding shares request a shareholders' meeting, then by a vote of two-thirds of the Fund's outstanding shares (as of a designated record date) a director may be removed from office. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

VOTING

Each share has one vote and fractional shares have fractional votes. Votes for all Portfolios are generally aggregated. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis and not totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or investment management agreement.

Owners of Contracts supported by separate accounts registered as unit investment trusts under the Investment Company Act of 1940 have certain voting interests in Fund shares. The Contract prospectus attached to the Fund Prospectus describes how Contract owners can give voting instructions for Fund shares. Shares held by MetLife's general account or in a separate account not registered as a unit investment trust vote in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

SALE AND REDEMPTION OF SHARES

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

The Fund has a distribution agreement with MetLife. MetLife serves as distributor (the "Distributor") of the Fund's Class A, Class B, and Class E shares. Pursuant to the Class B and Class E Distribution Plan (the "Plan"), the Fund compensates the distributor from assets attributable to the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of Class B or Class E shares. The Fund anticipates that the amounts it pays to the Distributor will be used to compensate the Distributor, the Insurance Companies and their other affiliates, other financial intermediaries and third-party broker-dealers for services such as those listed in (a) to (g) below.

The Plan provides that the Fund, on behalf of each Portfolio which issues Class B or Class E shares, may pay up to 0.50% of the average daily net assets of a Portfolio attributable to its Class B or Class E shares for activities in connection with the distribution of the Class B or Class E shares. Under the distribution agreement, however, such payments are currently limited to 0.25% and 0.15% respectively of the average daily net assets of the Portfolio.

The Plan is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The Distributor has indicated that it expects to use the Plan primarily to pay for the following types of distribution services:

  (a) the printing and mailing of Fund prospectuses, statements of additional information and reports for prospective purchasers of Contracts investing directly in Class B or Class E shares;

  (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

  (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

  (d) obtaining information and providing explanations to Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

  (e) training sales personnel regarding the Fund;

  (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Fund; and

  (g) personal services and/or maintenance of Contract owner accounts with respect to Class B or Class E shares attributable to such accounts.

The Board of Directors, including the independent directors, has determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Fund and Contract owners and has approved the Plan's adoption. Certain of the Insurance Companies have products that are priced on the assumption that the Insurance Company will receive Rule 12b-1 payments. Without these payments the Insurance Company may not find it economically worthwhile to offer the Fund's Portfolios as an option under those products. Therefore, the Fund may offer Class B and/or Class E shares for several of its Portfolios. This should enable those Portfolios to enhance the distribution of their shares through such products. Over time, Contract owners should benefit from efficiencies and economies of scale that any such enhanced distribution may promote. Also, a larger Portfolio is able to invest in a broader array of investments, and invest more efficiently.

The Plan and any Rule 12b-1 related agreement that is entered into by the Fund or Distributor in connection with the Class B or Class E shares will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the independent directors, cast in person at a meeting called for the purpose of voting on the Plan or any Rule 12b-1 related agreement. Also, the Plan and any such agreement may be terminated as to the Class B or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B or Class E shares of the Portfolio invested in by Contract owners or by vote a majority of the independent directors. The Plan also provides that it may not be amended to increase materially the amount (up to .50% of average daily net assets annually) that may be spent for distribution of Class B or Class E shares of any Portfolio without the approval of Contract owners investing in the Class B or Class E shares of that Portfolio.

MetLife need not sell any specific number of Fund shares. MetLife will pay the Fund's distribution expenses and costs (which are those arising from activities primarily intended to sell Fund shares).

The Fund may suspend sales and redemptions of a Portfolio's shares during any period when (a) trading on the New York Stock Exchange is restricted or the Exchange is closed (other than customary weekend and holiday closings); (b) an emergency exists which makes disposing of portfolio securities or establishing a Portfolio's net asset value impractical; or (c) the Securities and Exchange Commission orders suspension to protect Portfolio shareholders.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g. changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

PRICING OF PORTFOLIO SECURITIES

Portfolio securities are priced as described in the table that follows. If the data necessary to employ the indicated pricing methods are not available, the investment will be assigned a fair value in good faith pursuant to procedures approved by the Board of Directors. Such "fair value" pricing may also be used if the customary pricing procedures are judged for any reason to result in an unreliable valuation.

                          PRICING OF SECURITIES CHART

                                                                                                      Value
                                                                        Average                   Established by
                                                           Last         Between                     Recognized
                                Last                       Spot         Last Bid                   Exchange or
                                Sale        Last Bid       Price       and Asked                      Other
                              (primary      (primary     (primary       (primary      Amortized     Recognized
                               market)      market)       market)       market)         Cost*        Sources
----------------------------------------------------------------------------------------------------------------
  Portfolio Securities                                               All
  Traded on Domestic Stock  All                                      Portfolios/2/
  Exchanges                 Portfolios/1/ L/2/                       except L
----------------------------------------------------------------------------------------------------------------
  Portfolio Securities
  Traded Primarily on
  Non-Domestic              All
  Securities Exchanges      Portfolios/1/
----------------------------------------------------------------------------------------------------------------
  Securities Listed or                    All                        All
  Traded on More than       All           Portfolios/3/              Portfolios/2/
  One Exchange              Portfolios/1/ S/2/                       except S
----------------------------------------------------------------------------------------------------------------
  Domestic Securities                                                All
  Traded in the Over                                                 Portfolios/1/
  the Counter Market                                                 except S, L,
                            S/1/, NB/1/   L/1/ S/2/                  NB and MM      MM
----------------------------------------------------------------------------------------------------------------
  Non-U.S. Securities                     All
  Traded in the Over        All           Portfolios/2/
  the Counter Market        Portfolios/1/ except NB                  NB/2/
----------------------------------------------------------------------------------------------------------------
  Short-term
  Instruments with
  Remaining Maturity
  of Sixty Days or                                                                  All
  Less                                                                              Portfolios/1/
----------------------------------------------------------------------------------------------------------------
  Options on Securities,
  Indices, or Futures       All                                      All
  Contracts                 Portfolios/1/                            Portfolios/2/
----------------------------------------------------------------------------------------------------------------
                                                       All
  Currencies                                           Portfolios/1/
----------------------------------------------------------------------------------------------------------------
                                                                                                  All
  Futures Contracts                                                                               Portfolios/1/
----------------------------------------------------------------------------------------------------------------

------------
  1. primary method used
  2. if primary method is unavailable
  3. if both primary and secondary methods are unavailable
  L. Loomis Sayles High Yield Bond Portfolio Only
  NB.Neuberger Berman Partners Mid Cap Value Portfolio Only
  S. Scudder Global Equity Portfolio Only
  MM.State Street Research Money Market Portfolio Only
  * Amortized Cost Method: Securities are valued at the cost on the date of purchase and thereafter, a constant proportionate amortization value is assumed until maturity of any discount or premium (regardless of fluctuating interest rates on the market value of the security). Maturity is deemed to be the next date on which the interest rate is to be adjusted. Note, using this method may result in different yield and net asset values than market valuation methods.

TAXES

The following summarizes some of the relevant tax considerations associated with the Fund. It is not a complete explanation and should not substitute for careful tax planning and consulting with individual tax advisers.

The Fund's tax attributes are allocated among the Portfolios as if they were separate corporations. For example, if a Portfolio has a net capital loss for a taxable year, including any allocated net capital loss carryforwards, such loss(es) will only offset net capital gains of that Portfolio. Also, each Portfolio stands alone to determine that Portfolio's net ordinary income or loss.

The Fund currently qualifies (and intends to continue to qualify) as a "regulated investment company" under the Code. To qualify, among other things, each Portfolio must derive at least 90% of its gross income from dividends, interest, payments for security loans, and gains or other income derived from each Portfolio's business of investing in stocks, securities or foreign currencies. As a regulated investment company, the Fund does not pay federal income tax on net ordinary income and net realized capital gains distributed to shareholders. A nondeductible 4% excise tax applies to any regulated investment company on any excess of required distributions for the calendar year over the amount actually distributed. The Fund must distribute 98% of its ordinary income and capital gain net income. The Fund does not expect to incur excise taxes.

Dividends paid by a Portfolio from its ordinary income, and distributions of its net realized short-term capital gains, are taxable to the shareholder as ordinary income. Generally, any of a Portfolio's income which represents dividends on common or preferred stock of a domestic corporation (rather than interest income), distributed to the Insurance Companies may be deducted as dividends received, to the extent the deduction is available to a life insurance company.

Distributions from the Fund's net realized long-term gains are taxable to the Insurance Companies as long-term capital gains regardless of the holding period of the Portfolio shares. Long-term capital gain distributions are not eligible for the dividends received deduction.

Dividends and capital gains distributions may also be subject to state and local taxes.

The Fund complies with section 817(h) of the Code and its related regulations. This means that the Fund generally may issue shares only to life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts ("variable insurance contracts") and the general account of MetLife which provided the initial capital for the Portfolios. The prospectus for the Contracts discusses in more depth the taxation of segregated asset accounts and of the Contract owner.

Section 817(h) of the Code and related regulations require segregated asset accounts investing in the Portfolios to diversify. These diversification requirements, which are in addition to those imposed on the Fund under the 1940 Act and under Subchapter M of the Code, may affect selection of securities for the Portfolios. Failing to meet Section 817(h) requirements may have adverse tax consequences for the insurance company offering the variable insurance contract and result in immediate taxation of the contract owner if the investment in the contract has appreciated in value.

The Treasury Department may possibly adopt regulations or the IRS may issue a revenue ruling which may deem a Contract owner, rather than the insurance company, to be treated as owner of the assets of a segregated asset account based on the extent of investment control by the contract owner. As a result, the Fund may take action to assure that a Contract continues to qualify as a variable insurance contract under federal tax laws. For example, the Fund may alter the investment objectives of a Portfolio or substitute shares of one Portfolio for those of another. To the extent legally necessary, a change of investment objectives or share substitution will only occur with prior notice to affected shareholders, approval by a majority of shareholders and approval by the Securities and Exchange Commission.

Several unique tax considerations arise in connection with a Portfolio which may invest in foreign securities. The Portfolio may have to pay foreign taxes, which could reduce its investment performance. Dividends paid by a Portfolio corresponding to dividends paid by non-United States companies do not qualify for the dividends received deduction.

Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through to the Insurance Companies any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the Insurance Companies. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to the Insurance Companies.

GENERAL INFORMATION

Experts

The Board of Directors annually approves an independent auditor which is expert
in accounting and auditing.          , is the Fund's independent auditor. The
Fund's financial statements for the 12 months ended December 31, 2000
incorporated by reference into this SAI have been audited by          . The
Fund relies on this firm's report which appears with the financial statements.

Custodian Arrangement
State Street Bank and Trust Company of Boston, Massachusetts, is the custodian of the assets of all Portfolios. The custodian's duties include safeguarding and controlling the Fund's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Portfolio securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the Book-entry system of the Federal Reserve System or with Depository Trust Company. Except as otherwise permitted under applicable Securities and Exchange Commission "no-action" letters or exemptive orders, the Fund holds foreign assets in qualified foreign banks and depositories meeting the requirements of Rule 17f-5 under the Investment Company Act of 1940.

Index Sponsors
The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT

LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE (R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE (R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE (R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE (R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE (R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY

MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

FINANCIAL STATEMENTS

The Fund's financial statements for periods ending December 31, 2000, and the related schedules of investments for each Portfolio and report of independent auditors thereon, are included in the Fund's annual report to shareholders for 2000 that accompanies this Statement of Additional Information and are incorporated by reference into this SAI.

                                    APPENDIX

          DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS

                                                                       Standard & Poor's Rating Group (S&P)
  Rating Moody's Investor Service, Inc. (Moody's) Description   Rating Description
-----------------------------------------------------------------------------------------------------------
   Aaa   Bonds with this rating are judged                      AAA    An obligation with this rating
         to be of the best quality,                                    has the highest rating assigned
         carrying the smallest degree or                               by S&P. The obligor's capacity to
         investment risk. They are                                     meet its financial commitment on
         generally referred to as "gilt                                the obligation is extremely
         edged." Interest payments are                                 strong.
         protected by a large or by an
         exceptionally stable margin and
         principal is secure. While the
         various protective elements are
         likely to change, such changes as
         can be visualized are most
         unlikely to impair the
         fundamentally strong position of
         such issues.
-----------------------------------------------------------------------------------------------------------
   Aa    Bonds with this rating are judged                      AA     An obligation with this rating
         to be of high quality by all                                  differs from the highest
         standards. Together with the Aaa                              obligations only in small degree.
         group, they comprise what are                                 The obligor's capacity to meet
         generally known as high-grade                                 its financial commitment on the
         bonds. They are rated lower than                              obligation is very strong.
         the best bonds because margins of
         protection may not be as large as
         in Aaa securities or fluctuation
         of protective elements may be of
         greater amplitude or there may be
         other elements present which make
         the long-term risks appear
         somewhat greater than in Aaa
         securities.
-----------------------------------------------------------------------------------------------------------
   A     Bonds with this rating possess                         A      An obligation with this rating is
         many favorable investment                                     somewhat more susceptible to the
         attributes and are to be                                      adverse effects of changes in
         considered as upper-medium-grade                              circumstances and economic
         obligations. Factors giving                                   conditions than obligations in
         security to principal and                                     higher-rated categories. However,
         interest are considered adequate,                             the obligor's capacity to meet
         but elements may be present which                             its financial commitment on the
         suggest a susceptibility to                                   obligation is still strong.
         impairment sometime in the
         future.
-----------------------------------------------------------------------------------------------------------
   Baa   Bonds with this rating are                             BBB    An obligation with this rating
         considered as medium grade                                    exhibits adequate protection
         obligations, i.e., they are                                   parameters. However, adverse
         neither highly protected nor                                  economic conditions or change
         poorly secured. Interest payments                             circumstances are more likely to
         and principal security appear                                 lead to weakened capacity of the
         adequate for the present but                                  obligor to meet its financial
         certain protective elements may                               commitment on the obligation.
         be lacking or may be
         characteristically unreliable
         over any great length of time.
         Such bonds lack outstanding
         investment characteristics and in
         fact have speculative
         characteristics as well.
-----------------------------------------------------------------------------------------------------------
   Ba    Bonds with this rating are judged                      BB     An obligation with this rating
         to have speculative elements;                                 has significant speculative
         their future cannot be considered                             characteristics, but is less
         as well-assured. Often, the                                   vulnerable to nonpayment than
         protection of interest and                                    bonds in the lower ratings.
         principal payments may be very                                However, it faces major ongoing
         moderate, and thereby not well                                uncertainties or exposure to
         safeguarded during both good and                              adverse business, financial or
         bad times over the future.                                    economic conditions which could
         Uncertainty of position                                       lead to the obligor's inadequate
         characterizes bonds in this                                   capacity to meet its financial
         class.                                                        commitment on the obligation.
-----------------------------------------------------------------------------------------------------------
   B     Bonds with this rating generally                       B      An obligation with this rating is
         lack characteristics of the                                   more vulnerable to nonpayment
         desirable investment. Assurance                               than obligations rated BB, but
         of interest and principal                                     the obligor currently has the
         payments of maintenance of other                              capacity to meet its financial
         terms of the contract of any long                             commitment on the obligation.
         period of time may be small.                                  Adverse business, financial or
                                                                       economic conditions will likely
                                                                       impair the obligator's capacity
                                                                       or willingness to meet its
                                                                       financial commitment on the
                                                                       obligation.

  Rating    Moody's Investor Service, Inc. (Moody's) Description   Rating  Standard & Poor's Rating Group (S&P)Description
--------------------------------------------------------------------------------------------------------------------------
  Caa       Bonds with this rating are of                          CCC     An obligation with this rating is
            poor standing. Such issues may be                              currently vulnerable to
            in default or there may be                                     nonpayment, and is dependent upon
            present elements of danger with                                favorable business, financial,
            respect to principal or interest.                              and economic conditions for the
                                                                           obligor to meet its financial,
                                                                           and economic commitment on the
                                                                           obligation. In the event of
                                                                           adverse business, financial or
                                                                           economic conditions, the obligor
                                                                           is not likely to have the
                                                                           capacity to meet its financial
                                                                           commitment on the obligation.
--------------------------------------------------------------------------------------------------------------------------
  Ca        Bonds with this rating represent                       C       An obligation with this rating
            obligations which are speculative                              may be used to cover a situation
            in a high degree. Such issues are                              where a bankruptcy petition has
            often in default or have other                                 been filed or similar action has
            marked shortcomings.                                           been taken, but payments on this
                                                                           obligation are being continued.
--------------------------------------------------------------------------------------------------------------------------
  C         Bonds with this rating are the                         D       An obligation rated D is in
            lowest rated class of bonds, and                               payment default. This rating
            issues so rated can be regarded                                category is used when payments on
            as having extremely poor                                       an obligation are not made on the
            prospects of ever attaining any                                date due even if the applicable
            real investment standing.                                      grace period has not expired,
                                                                           unless S&P believes that such
                                                                           payments will be made during such
                                                                           grace period. This rating also
                                                                           will be used upon the filing of a
                                                                           bankruptcy petition on an
                                                                           obligation are jeopardized.
--------------------------------------------------------------------------------------------------------------------------
  1         This modifier is used with Aa, A,                      (+)/(-) These modifiers are used with
            Baa, Ba and B ratings and                                      ratings from AA to CCC to show
            indicates the bond possesses                                   relative standing within the
            strongest investment attributes                                rating category.
            within the rating class.
--------------------------------------------------------------------------------------------------------------------------
  No Rating This might arise if: (1) an                            r       This symbol attached to the
            application for rating was not                                 ratings of instruments with
            received or accepted; (2) the                                  significant non credit risks. It
            issue or issuer belongs to a                                   highlights risks to principal or
            group of securities that are not                               volatility of expected returns
            rated as a matter of policy;                                   which are not addressed in the
            (3) there is a lack of essential                               credit rating. Examples include:
            data pertaining to the issue or                                obligations linked or indexed to
            issuer; (4) the issue was                                      equities, currencies or
            privately placed in which case                                 commodities; obligations exposed
            the rating is not published in                                 to severe prepayment risk such as
            the Moody's publication; or                                    interest only principal only
            (5) the rating was suspended or                                mortgage securities; and
            withdrawn because new and                                      obligations with unusually risky
            material circumstances arose, the                              interest terms, such as inverse
            effects of which preclude                                      floaters.
            satisfactory analysis; there is
            no longer available reasonable
            up-to-date data to permit a
            judgment to be formed; a bond is
            called for redemption or for
            other reasons.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Rating    Moody's Investor Service, Inc. (Moody's) Description   Rating    Standard & Poor's Rating Group (S&P)Description
----------------------------------------------------------------------------------------------------------------------------
  Prime     Commercial paper with this rating                      A         Commercial paper with this rating
            is the highest rated based on the                                is the highest based on: (1)
            following factors: (1) management                                liquidity ratios are adequate to
            of the issuer; (2) economics of                                  meet cash requirements; (2) the
            the issuer's industry or                                         issuer's long-term senior debt is
            industries and the speculative-                                  rated "A" or better, although in
            type risks which may be inherent                                 some cases "BBB" or better may be
            in certain areas; (3) the                                        allowed; (3) the issuer has
            issuer's products in relation to                                 access to at least two additional
            competition and customer                                         channels of borrowing; (4) the
            acceptance; (4) liquidity; (5)                                   issuer's basic earnings and cash
            amount and quality of long-term                                  flow have an upward trend with
            debt; (6) trend of earnings over                                 allowance made for unusual
            a period of 10 years; (7)                                        circumstances; (5) Typically, the
            financial strength of any parent                                 issuer's industry is well
            and the relationships which exist                                established and the issuer has a
            with the issuer; and (8)                                         strong position within the
            recognition by the management of                                 industry; and (6) the reliability
            obligations which may be present                                 and quality of management are
            or may arise as a result of                                      unquestioned.
            public interest questions and
            preparations to meet such
            obligations.
----------------------------------------------------------------------------------------------------------------------------
  1, 2 or 3 These modifiers indicates the                          1, 2 or 3 These modifiers indicate the
            relative degree to which the                                     relative degree to which the
            commercial paper possesses the                                   commercial paper possesses the
            qualities that are required to                                   qualities that are required to
            receive a Prime rating.                                          receive an A rating.
----------------------------------------------------------------------------------------------------------------------------
                                                                   (+)       Commercial paper with an A-1
                                                                             rating can be further modified
                                                                             with this modifier to show that
                                                                             they possess overwhelming safety
                                                                             characteristics.

                           PART C. OTHER INFORMATION

Item 23. Exhibits

 Exhibit
 Number                               Description
 -------                              -----------
 (a)(a). --Articles of Incorporation of Registrant, as amended May 23, 1983*
 (a)(b). --Articles Supplementary of Registrant*
 (a)(c). --Articles Supplementary of Registrant*
 (a)(d). --Articles Supplementary of Registrant*
 (a)(e). --Articles Supplementary of Registrant*
 (a)(f). --Articles Supplementary of Registrant*
 (a)(g). --Articles Supplementary of Registrant*
 (a)(h). --Articles Supplementary of Registrant+++
 (a)(i). --Articles Supplementary of Registrant*****
 (a)(j). --Articles Supplementary of Registrant+
 (a)(k). --Articles Supplementary of Registrant+++
 (a)(l). --Articles Supplementary of Registrant++++
 (a)(m). --Articles of Amendment****
 (a)(n). --Articles of Amendment+++++
 (a)(o). --Articles of Amendment++++
 (b)(a). --By-Laws of Registrant, as amended January 27, 1988*
 (b)(b). --Amendment to By-Laws Dated April 24, 1997***
 (c).    --None, other than Exhibits (a) and (b) above
 (d)(a). --Investment Management Agreement(s), as amended, relating to the
           MetLife Stock Index and State Street Research Money Market Portfo-
           lios*
 (d)(b). --Investment Management Agreements, as amended, relating to State
           Street Research Growth, State Street Research Income, State Street
           Research Diversified, State Street Research Aggressive Growth and
           Putnam International Stock
           Portfolios***
 (d)(c). --Investment Management Agreements relating to Loomis Sayles High
           Yield Bond, Janus Mid Cap, Scudder Global Equity and T. Rowe Price
           Small Cap Growth
           Portfolios**
 (d)(d). --Investment Management Agreements relating to Neuberger Berman Part-
           ners Mid Cap Value, T. Rowe Price Large Cap Growth, Harris Oakmark
           Large Cap Value, Lehman Brothers Aggregate Bond Index, Russell 2000
           Index and Morgan Stanley EAFE Index Portfolios*****
 (d)(e). --Investment Management Agreements relating to the Putnam Large Cap
           Growth, the State Street Research Aurora Small Cap Value, and the
           Met Life Mid Cap Stock Index Portfolios.++
 (d)(f). --Form of Investment Management Agreement relating to each of the
           Portfolios++++
 (d)(g). --Sub-Investment Management Agreements relating to State Street Re-
           search Growth, State Street Research Income, State Street Research
           Diversified, State Street Research Aggressive Growth and State
           Street Research Money Market Portfolios***
 (d)(h). --Sub-Investment Management Agreements relating to Scudder Global
           Equity Portfolio, Neuberger Berman Partners Mid Cap Value and T.
           Rowe Price Large Cap Growth*****

 Exhibit
 Number                                Description
 -------                               -----------
 (d)(i). --Sub-Investment Management Agreements relating to Janus Mid Cap and
           T. Rowe Price Small Cap Growth Portfolios**
 (d)(j). --Sub-Investment Management Agreement relating to the Putnam Interna-
           tional Stock Portfolio+++++
 (d)(k). --Sub-Investment Management Agreements relating to the Putnam Large
           Cap Growth and State Street Research Aurora Small Cap Value Portfo-
           lios++
 (d)(l). --Amended Investment and Sub-Investment Management Agreements relating to Putnam International Stock Portfolio++
 (d)(m). --Sub-Investment Management Agreements relating to the Harris Oakmark
           Large Cap Value Portfolio and the Loomis Sayles High Yield Bond
           Portfolio+++
 (d)(n). --Form of Sub-Investment Management Agreements relating to the Index
           Portfolios, the Janus Growth Portfolio and the Franklin Templeton
           Small Cap Growth Portfolio++++
 (e)(a). --Distribution Agreement*
 (e)(b). --Addendum to Distribution Agreement*
 (e)(c). --Second Addendum to Distribution Agreement*
 (e)(d). --Third Addendum to Distribution Agreement+++
 (e)(e). --Fourth Addendum to Distribution Agreement++++
 (f).    --None
 (g)(a). --Custodian Agreement with State Street Bank & Trust Company*
 (g)(b). --Revised schedule of remuneration*
 (g)(c). --Amendment to Custodian Agreement*
 (g)(d). --Amendments to Custodian Agreement*
 (g)(e). --Amendments to Custodian Agreement++++
 (h)(a). --Transfer Agency Agreement*
 (h)(b). --Agreement relating to the use of the "Metropolitan" name and service marks*
 (h)(c). --Licensing Agreements relating to Morgan Stanley EAFE Index, Russell
           2000 Index and Lehman Brothers Aggregate Bond Index Portfolio++++
 (h)(d). --Licensing Agreement relating to MetLife Stock Index and MetLife Mid
           Cap Stock Index Portfolios (fee schedule omitted)+
 (h)(e). --Form of Participation Agreement+
 (h)(f). --Form of Expense Agreement++++
 (i)(a). --Opinion and Consent of Counsel with respect to the shares of the
           State Street Research Growth, State Street Research Income and State
           Street Research Money Market
           Portfolios*
 (i)(b). --Opinion and Consent of Counsel with respect to the shares of the
           State Street Research Diversified and GNMA Portfolios*
 (i)(c). --Opinion and Consent of Counsel with respect to the shares of the
           State Street Research Aggressive Growth and Equity Income Portfo-
           lios*
 (i)(d). --Opinion and Consent of Counsel with respect to the shares of the
           MetLife Stock Index Portfolio*
 (i)(e). --Opinion and Consent of Counsel with respect to the shares of the
           Santander International Stock Portfolio*
 (i)(f). --Opinion and Consent of Counsel with respect to the shares of the
           Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small
           Cap Growth and Scudder Global Equity
           Portfolios**

 Exhibit
 Number                                Description
 -------                               -----------
 (i)(g). --Opinion and Consent of Counsel with respect to the shares of the
           Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap
           Growth, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate
           Bond Index, Russell 2000 Index and Morgan Stanley EAFE Index Portfo-
           lios****
 (i)(h). --Opinion and Consent of Counsel with respect to the shares of the
           Putnam Large Cap Growth, State Street Research Aurora Small Cap
           Value and MetLife Mid Cap Index Portfolios.+
 (i)(i). --Opinion and Consent of Counsel with respect to the A Class, B Class and E Class shares of each Portfolio++++
 (j)(a). --Consent of Independent Public Accountants++++
 (j)(b). --Consent of Freedman, Levy, Kroll & Simonds*
 (k).    --None
 (l)(a). --Stock Purchase Agreement*
 (l)(b). --Supplementary Stock Purchase Agreement*
 (l)(c). --Second Supplementary Stock Purchase Agreement*
 (l)(d). --Third Supplementary Stock Purchase Agreement*
 (l)(e). --Fourth Supplementary Stock Purchase Agreement*
 (l)(f). --Fifth Supplementary Stock Purchase Agreement*
 (l)(g). --Sixth Supplementary Stock Purchase Agreement**
 (l)(h). --Seventh Supplementary Stock Purchase Agreement*****
 (l)(i). --Eighth Supplementary Stock Purchase Agreement++
 (l)(j). --Form of Ninth Supplementary Stock Purchase Agreement++++
 (m).    --Class B Distribution Plan+++
 (m)(a). --Class B and Class E Distribution Plan++++
 (n).    --Rule 18f-3 Plan+++
 (n)(a). --Revised Rule 18f-3 Plan++++
 (o).    --None
 (p)(a). --Metropolitan Series Fund, Inc. Code of Ethics+
 (p)(b). --Metropolitan Life Insurance Company Statement of Policy with Respect to Material Nonpublic Information+
 (p)(c). --Codes of Ethics of Sub-Investment Managers++++
 (p)(d). --New England Investment Management, LLC Code of Ethics++++
 (q).    --Specimen Price Make-Up Sheet++++
 (r).    --Powers of Attorney++

--------
    +  Filed herewith.
    * Incorporated by reference to the filing of Post-Effective Amendment No. 17 to this Registration Statement on April 30, 1996.
   ** Incorporated by reference to the filing of Post-Effective Amendment No. 19 to this Registration Statement on February 27, 1997.
  *** Incorporated by reference to the filing of Post-Effective Amendment No. 20 to the Registration Statement on April 2, 1998.
 **** Incorporated by reference to the filing of Post Effective Amendment No. 22 to the Registration Statement on October 6, 1998.
***** Incorporated by reference to the filing of Post Effective Amendment No. 23 to the Registration Statement on January 11, 1999.

   ++ Powers of Attorney for all signatories except for Messrs. Levene, Typermass, and Duffy and Ms. Strumpf are incorporated by reference to the filing of Post-Effective Amendment No. 17 to this Registration Statement on April 30, 1996. The Powers of Attorney for Messrs. Levene and Typermass are incorporated by reference to the filing of Post-Effective Amendment No. 21 on July 30, 1998. The Power of Attorney for Ms. Strumpf is incorporated by reference to the filing of Post-Effective Amendment No. 27 on September 29, 2000. The Power of Attorney for Mr. Duffy is incorporated by reference to the filing of Post-Effective Amendment No. 28 on November 30, 2000.
  +++ Incorporated by reference to the filing of Post Effective Amendment No. 18 on December 18, 1996.
 ++++ Incorporated by reference to the filing of Post Effective Amendment No. 24 on April 1, 1999.
+++++ Incorporated by reference to the filing of Post Effective Amendment No. 25 on January 19, 2000.

   + Incorporated by reference to the filing of Post-Effective Amendment No. 26 on April 6, 2000.

  ++ Incorporated by reference to the filing of Post-Effective Amendment No. 27 on September 29, 2000.

 +++ Incorporated by reference to the filing of Post-Effective Amendment No. 28 on November 30, 2000.

++++   To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with the Fund

              ORGANIZATIONAL STRUCTURE OF METLIFE AND SUBSIDIARIES
                            AS OF SEPTEMBER 30, 2000

Metropolitan Life Insurance Company ("Metropolitan") is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of September 30, 2000. Metropolitan sold its interests in Nvest Corporation and all of Nvest Corporation affiliates on October 30, 2000. Nvest Corporation and its affiliates and the note following the list that refers to Nvest Corporation and its affiliates are marked with an asterisk (*). Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by the irrespective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (DE)

     1.   Metropolitan Property and Casualty Insurance Company (RI)

          a.   Metropolitan Group Property and Casualty Insurance Company (RI)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (RI)

          c.   Metropolitan General Insurance Company (RI)

          d.   Metropolitan Direct Property and Casualty Insurance Company (GA)

          e.   MetLife Auto & Home Insurance Agency, Inc. (RI)

          f.   Metropolitan Lloyds, Inc. (TX)

          g.   Met P&C Managing General Agency, Inc. (TX)

          h.   Economy Fire & Casualty Company (RI)

               i.   Economy Preferred Insurance Company (RI)

               ii.  Economy Premier Assurance Company (RI)

     2.   Metropolitan Insurance and Annuity Company (DE)

          a.   MetLife Europe I, Inc. (DE)

          b.   MetLife Europe II, Inc. (DE)

          c.   MetLife Europe III, Inc. (DE)

          d.   MetLife Europe IV, Inc. (DE)

          e.   MetLife Europe V, Inc. (DE)

     3.   MetLife General Insurance Agency, Inc. (DE)

          a.   MetLife General Insurance Agency of Alabama, Inc. (AL)

          b.   MetLife General Insurance Agency of Kentucky, Inc. (KY)

          c.   MetLife General Insurance Agency of Mississippi, Inc. (MS)

          d.   MetLife General Insurance Agency of Texas, Inc. (TX)

          e.   MetLife General Insurance Agency of North Carolina, Inc. (NC)

          f.   MetLife General Insurance Agency of Massachusetts, Inc. (MA)

     4.   Metropolitan Asset Management Corporation (DE)

          a. MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          b. MetLife Capital Credit L.P. (Delaware). Partnership interests in MetLife Capital Credit L.P. are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

               1.   MetLife Capital CFLI Holdings, LLC (DE)

                    a.   MetLife Capital CFLI Leasing, LLC (DE)

          c. MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Co. Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non voting common stock of MetLife Financial Acceptance Corporation.

          d. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

          e. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

          f. MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

     5.   SSRM Holdings, Inc. (DE)

          a. State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc. (MA)

          b.   SSR Realty Advisors, Inc. (DE)

               i.   Metric Management Inc. (DE)

               ii.  Metric Property Management, Inc. (DE)

                    1. Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                    2. Metric Colorado, Inc. (CO). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (CA)

               iv.  Metric Assignor, Inc. (CA)

               v.   SSR AV, Inc. (DE)

     6.   MetLife Holdings, Inc. (DE)

          a.   MetLife Funding, Inc. (DE)

          b.   MetLife Credit Corp. (DE)

     7.   Metropolitan Tower Realty Company, Inc. (DE)

     8.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)

          b.   Security First Insurance Agency, Inc. (MA)

          c.   Security First Insurance Agency, Inc. (NV)

          d.   Security First Group of Ohio, Inc. (OH)

          e.   Security First Financial, Inc. (DE)

          f.   Security First Investment Management Corporation (DE)

          g.   Security First Financial Agency, Inc. (TX)

     9.   Natiloportem Holdings, Inc. (DE)

          a. Services Administrativos Gen, S.A. de C.V. One Share of Servicos Administrativos Gen. S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

     10.  Metlife CC Holding Company (DE)

          a. Conning Corporation (MO) 60.4% of the voting shares of Conning Corporation are held by MetLife CC Holding Company and 39.6% are held by Gen Am Holding Company.

               i.   Conning, Inc. (DE)

                    (1.) Conning & Company (CT)

                    (a)  Conning Asset Management Company (MO)

                    (b) American Horizon Holdings Inc. (DE) 28.6% of the shares of American Horizon Holdings Inc. are held by Metropolitan Property and Casualty Insurance Company.

                         (i)  American Horizon Services, Inc. (DE)

                         (ii) American Horizon Property & Casualty Insurance
                              Company. (IL)

                              (1.) Texas American Horizon Insurance Services
                                   Agency, Inc. (TX)

                         (iii) American Horizon Insurance Company (AZ)

                              (1.) American Horizon General Agency, Inc. (FL)

     B.   Metropolitan Tower Life Insurance Company (DE)

     C.   MetLife Security Insurance Company of Louisiana (LA)

     D.   MetLife Texas Holdings, Inc. (DE)

          1.   Texas Life Insurance Company (TX)

               a.   Texas Life Agency Services, Inc. (TX)

               b.   Texas Life Agency Services of Kansas, Inc. (KS)

     E.   MetLife Securities, Inc. (DE)

     F.   23rd Street Investments, Inc. (DE)

          1. Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR.

          2. Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance

               Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

               a.   Coating Technologies International, Inc (DE).

          3. Mezzanine Investment Limited Partnership-8. (DE) 23rd Street Investments, Inc. is a 1% partner of Mezzanine Investment Limited Partnership-8. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-8.

     G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

          1.   Seguros Genesis, S.A. (Spain)

          2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

     H.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

     I.   Metropolitan Life Seguros de Vida S.A. (Argentina)

     J.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

     K.   MetLife Holdings Luxembourg S.A. (Luxembourg)

     L.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

     M.   MetLife International Holdings, Inc. (DE)

          1.   MetLife Insurance Company of the Philippines, Inc. (Philippines).

     N.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     O.   Metropolitan Marine Way Investments Limited (Canada)

     P. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

     Q. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20%.

     R.   Metropolitan Life Seguros de Vida S.A. (Uruguay).

     S.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

     T.   MetLife (India) Private Ltd.

     U.   Hyatt Legal Plans, Inc. (DE)

          1.   Hyatt Legal Plans of Florida, Inc. (FL)

     V. One Madison Merchandising L.L.C. (CT) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows:
          Metropolitan Life Insurance Company owns 99% and Metropolitan Tower Corp. owns 1%.

     W.   Metropolitan Realty Management, Inc. (DE)

          1.   Edison Supply and Distribution, Inc. (DE)

          2.   Cross & Brown Company (NY)

               a.   CBNJ, Inc. (NJ)

     X.   MetPark Funding, Inc. (DE)

     Y.   Transmountain Land & Livestock Company (MT)

     Z.   MetLife Trust Company, National Association. (United States)

     A.A. Benefit Services Corporation (GA)

     A.B. G.A. Holding Corporation (MA)

     A.C. CRH., Co, Inc. (MA)

     A.D. 334 Madison Euro Investments, Inc.

          1. Park Twenty Three Investments Company* 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited

               a. Convent Station Euro Investments Four Company. 1% voting control of Convert Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

     A.E. L/C Development Corporation (CA)

     A.F. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting
          Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

     A.G. New England Portfolio Advisors, Inc. (MA)

     A.H. CRB Co., Inc. (MA). (*AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

     A.I. Grand Cathay Securities Investment Trust Co. Ltd. (Hong Kong)
          Metropolitan Life Insurance Company owns 20% of Grand Cathay Securities Investment Trust Co. Ltd. (*Nvest Companies L.P. owns 14.81% of voting control of Grand Cathay Securities Investment Trust Co., Ltd.)

     A.J. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.

     A.K. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Funding L.P.

     A.L. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan
          Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

     A.M. MetLife New England Holdings, Inc. (DE)

          1.   Fulcrum Financial Advisors, Inc. (MA)

          2.   New England Life Insurance Company (MA)

               a.   New England Life Holdings, Inc. (DE)

                    i.   New England Securities Corporation (MA)

                         (1)  Hereford Insurance Agency, Inc. (MA)

                         (2)  Hereford Insurance Agency of Alabama, Inc. (AL)

                         (3)  Hereford Insurance Agency of Idaho, Inc. (ID)

                         (4)  Hereford Insurance Agency of Minnesota, Inc. (MN)

                         (5)  Hereford Insurance Agency of New Mexico, Inc. (NM)

                         (6)  Hereford Insurance Agency of Wyoming, Inc (WY).

                    ii.  TNE Information Services, Inc. (MA)

                         (1)  First Connect Insurance Network, Inc. (DE)

                         (2)  Interactive Financial Solutions, Inc. (MA)

                    iii. N.L. Holding Corp. (DEL) (NY)

                         (1)  Nathan & Lewis Securities, Inc. (NY)

                         (2)  Nathan & Lewis Associates, Inc. (NY)

                              (a)  Nathan and Lewis Insurance Agency of
                                   Massachusetts, Inc. (MA)

                              (b)  Nathan and Lewis Associates of Texas, Inc.
                                   (TX)

                         (3)  Nathan & Lewis Associates-Arizona, Inc. (AZ)

                         (4)  Nathan & Lewis of Nevada, Inc. (NV)

                    iv.  New England Investment Management Inc.

               b.   Exeter Reassurance Company, Ltd. (MA)

               c.   Omega Reinsurance Corporation (AZ)

               d.   New England Pension and Annuity Company (DE)

               e.   Newbury Insurance Company, Limited (Bermuda)

     3.   *Nvest Corporation (MA)

          a. *Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.

          b. *Nvest Companies, L.P. (DE). Nvest Corporation holds a 0.0002% general partnership interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 47.10% limited partnership interest in Nvest Companies, L.P.

          i.   *Nvest Holdings, Inc. (DE)

               (1)  *Back Bay Advisors, Inc. (MA)

                    (a)  *Back Bay Advisors, L.P. (DE)
                         Back Bay Advisors, Inc. holds a 1% general partner interest and NEIC Holdings, Inc. holds a 99% limited partner interest in Back Bay Advisors, L.P.

               (2)  *R & T Asset Management, Inc. (MA)

                    (a)  *Reich & Tang Distributors, Inc. (DE)

                    (b)  *Reich & Tang Asset Management.
                         R & T Asset Management, Inc. holds a 0.5% general partner interest and NEIC Holdings, Inc. hold a 99.5% limited partner interest in Reich & Tang Asset Management, L.P.

                    (c)  *Reich & Tang Services, Inc. (DE)

               (3)  *Loomis, Sayles & Company, Inc. (MA)

                    (a)  *Loomis Sayles & Company, L.P. (DE)
                         Loomis Sayles & Company, Inc. holds a 1% general partner interest and R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles & Company, L.P.

                         i.   *Loomis Sayles (Australia) Holdings, LLC
                              (1) Loomis Sayles (Australia) Pty Limited

                         ii.  *Loomis Sayles Distributors, L.P.

                         iii. *Loomis Sayles Distributors, Inc.

                         iv.  *Loomis Sayles (Euro) Limited

                   (4)  *Westpeak Investment Advisors, Inc. (MA)

                   (a)  *Westpeak Investment Advisors, L.P. (DE) Westpeak
                         Investment Advisors, Inc. holds a 1% general partner interest and Reich & Tang holds a 99% limited partner interest in Westpeak Investment Advisors, L.P.

                        (i) *Westpeak Investment Advisors Australia Limited Pty.

               (5)  *Vaughan, Nelson Scarborough & McCullough (DE)

                    (a)  *Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
                          VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson Scarborough & McCullough, L.P.

                         (i)  *VNSM Trust Company

               (6)  *MC Management, Inc. (MA)

                    (a)  *MC Management, L.P. (DE)
                          MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc. holds a 99% limited partner interest in MC Management, L.P.

               (7)  *Harris Associates, Inc. (DE)

                    (a)  *Harris Associates Securities L.P. (DE)
                          Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates Securities, L.P.

                    (b)  *Harris Associates L.P. (DE)
                          Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.

                         (i)  *Harris Partners, Inc. (DE)

                         (ii) *Harris Partners L.L.C. (DE)
                               Harris Partners, Inc. holds a 1% membership interest and Harris Associates L.P. holds a 99% membership interest in Harris Partners L.L.C.

                              (1)  *Aurora Limited Partnership (DE)
                                    Harris Partners L.L.C. holds a 1% general partner interest

                              (2)  *Perseus Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

                              (3)  *Pleiades Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

                              (4)  *Stellar Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

                              (5)  *SPA Partners L.P. (DE) Harris Partners
                                    L.L.C. holds a 1% general partner interest

               (8)  *NEF Corporation (MA)

                    (a)  *New England Funds, L.P. (DE) NEF Corporation holds a
                          1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds, L.P.

                    (b) *New England Funds Management, L.P. (DE) NEF Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds Management, L.P.

                    (c)  *Nvest Services Company, Inc.

               (9)  *AEW Capital Management, Inc. (DE)

                    (a) *AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.

                    (b)  *AEW Capital Management L.P. (DE)

                         New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.

                         (i)  *AEW II Corporation (MA)

                         (ii) *AEW Partners III, Inc. (DE)

                         (iii) *AEW Partners IV, Inc.

                         (iv) *AEW TSF, Inc. (DE)

                         (v)  *AEWPN, LLC (DE)

                         (vi) *AEW Curzon Limited

                         (vii) *AEW Investment Group, Inc. (MA)

                              (1) *Copley Public Partnership Holding, L.P. (MA) AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership Holding, L.P.

                              (2) *AEW Management and Advisors L.P. (MA) AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.

                              (3)  *AEW Real Estate Advisors, Inc. (MA)

                                   (i)  *AEW Advisors, Inc. (MA)

                                   (ii) *Copley Properties Company, Inc. (MA)

                                   (iii) *Copley Properties Company II, Inc.
                                         (MA)

                                   (iv) *Copley Properties Company III, Inc.
                                        (MA)

                                   (v)  *Fourth Copley Corp. (MA)

                                   (vi) *Fifth Copley Corp. (MA)

                                   (vii) *Sixth Copley Corp. (MA)

                                   (viii) *Seventh Copley Corp. (MA).

                                   (ix) *Eighth Copley Corp. (MA).

                                   (x)  *Second Income Corp. (MA).

                                   (xi) *Third Income Corp. (MA).

                                   (xii) *Fourth Income Corp. (MA).

                                          (xiii) *Third Singleton Corp. (MA).

                                          (xiv) *Fourth Singleton Corp. (MA)

                                     (xv) *Fifth Singleton Corp. (MA)

                                     (xvi) *Sixth Singleton Corp. (MA).

                                     (xvii) *BCOP Associates L.P. (MA) AEW Real
                                            Estate Advisors, Inc. holds a 1%
                                            general partner interest in BCOP
                                            Associates L.P.

                                (4)  *CREA Western Investors I, Inc. (MA)

                                (5)  *CREA Investors Santa Fe Springs, Inc. (MA)

                         (viii) *AEW Real Estate Advisors, Limited Partnership
                                (MA) AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.

                         (ix) *AEW Hotel Investment Corporation (MA)

                              (1.) *AEW Hotel Investment, Limited Partnership
                                   (MA) AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.

                    (10) *Nvest Associates, Inc.

                    (11) *Snyder Capital Management, Inc.

                         (a) *Snyder Capital Management, L.P. NEIC Operating Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.

                    (12) *Jurika & Voyles, Inc.

                         (a) *Jurika & Voyles, L.P NEIC Operating Partnership, L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.

                    (13) *Nvest Partnerships, LLC ( )

                    (14) *Kobrick Funds LLC

          A.N. GenAmerica Financial Corporation (MO)

               1.   General American Life Insurance Company (MO)

                    a.   Paragon Life Insurance Company (MO)

                    b.   Security Equity Life Insurance Company (NY)

                    c.   Cova Corporation (MO)

                         i.   Cova Financial Services Life Insurance Company
                              (MO)

                              (1)  Cova Financial Life Insurance Company (CA)

                              (2)  First Cova Life Insurance Company (NY)

                         ii.  Cova Life Management Company (DE)

                              (1)  Cova Investment Advisory Corporation (IL)

                              (2)  Cova Investment Allocation Corporation (IL)

                              (3)  Cova Life Sales Company (DE)

                              (4)  Cova Life Administration Services Company
                                   (IL)

                    d.   General Life Insurance Company (TX)

                         i.   General Life Insurance Company of America (IL)

                    e.   Equity Intermediary Company (MO)

                         i. Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.3% is held by GenAmerica Financial Corporation.

                              (1)  Reinsurance Company of Missouri Incorporated
                                   (MO)

                                   a.   RGA Reinsurance Company (MO)

                                   b.   Fairfield Management Group, Inc. (MO)

                                        i.   Reinsurance Partners, Inc. (MO)

                                        ii.  Great Rivers Reinsurance
                                             Management, Inc. (MO)

                                        iii. RGA (U.K.) Underwriting Agency
                                             Limited (United Kingdom)

                              (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

                              (3)  RGA Americas Reinsurance Company, Ltd.
                                   (Barbados)

                              (4)  RGA Reinsurance Company (Barbados) Ltd.
                                   (Barbados)

                                   (a)  RGA Financial Group, L.L.C. (DE)

                              (5)  RGA International Ltd. (Canada)

                                   (a)  RGA Financial Products Limited (Canada)

                                   (b)  RGA Canada Management Company, Ltd.
                                        (Canada)

                                        (i)  RGA Life Reinsurance Company of
                                             Canada (Canada)

                              (6)  Benefit Resource Life Insurance Company
                                   (Bermuda) Ltd. (Bermuda)

                              (7)  RGA Holdings Limited (United Kingdom)

                                   (a)  RGA Managing Agency Limited (United
                                        Kingdom)

                                   (b)  RGA Capital Limited (United Kingdom)

                                   (c)  RGA Reinsurance (UK) Limited (South
                                        America)

                              (8) RGA South African Holdings (Pty) Ltd. (South America)

                                   (a)  RGA Reinsurance Company of South Africa
                                        Limited (Australia)

                              (9)  RGA Australian Holdings Pty Limited
                                   (Australia)

                                   (a)  RGA Reinsurance Company of Australia
                                        Limited (Australia)

                              (10) General American Argentina Seguros de Vida,
                                   S.A. (Argentina)

                              (11) RGA Argentina, S.A. (Argentina)

                              (12) Regal Atlantic Company (Bermuda) Ltd.
                                   (Bermuda)

                              (13) Malaysia Life Reinsurance Group Berhad.
                                   (Malaysia) Reinsurance Group of America,
                                   Incorporated owns 30% of Malaysia Life
                                   Reinsurance Group Berhad.

                    f.   GenAm Holding Company (DE)

                         i.   Genelco Incorporated (MO)

                         ii.  Genelco Asia Pacifica Limited (Hong Kong)

                         iii. Genelco de Mexico S.A. de C.V. (Mexico) 99% of the
                              shares of Genelco de Mexico S.A. de C.V. are held by Genelco Incorporated and 1% is held by General American Life Insurance Company.

                         iv.  White Oak Royalty Company (OK)

                         v.   GenMark Incorporated (MO)

                              (a)  Stan Mintz Associates, Inc. (WI)

                              (b)  GenMark Insurance Agency of Alabama, Inc.
                                   (AL)

                              (c) GenMark Insurance Agency of Massachusetts, Inc. (MA)

                              (d)  GenMark Insurance Agency of Ohio, Inc. (OH)

                              (e)  GenMark Insurance Agency of Texas, Inc. (TX)

     2.   Collaborative Strategies, Inc. (MO)

     3.   Virtual Finances.Com, Inc. (MO)

     4.   Missouri Reinsurance (Barbados) Inc. (Barbados)

     5.   GenAmerica Capital I (DE)

     6. GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     7.   Walnut Street Securities, Inc. (MO)

          a.   WSS Insurance Agency of Alabama, Inc. (AL)

          b.   WSS Insurance Agency of Massachusetts, Inc. (MA)

          c.   WSS Insurance Agency of Nevada, Inc. (NV)

          d.   WSS Insurance Agency of Ohio, Inc. (OH)

          e.   WSS Insurance Agency of Texas, Inc. (TX)

          f.   Walnut Street Advisers, Inc. (MO)

     A.O. Metropolitan Life Ubezpieczenna Zycie S.A. (Poland)

     A.P. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

     The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

     In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

          1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan-owned facilities and airplanes. It is not engaged in any business.

          2) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

          3) *Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

          4) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

          5) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP.
     (DEL), an indirect wholly owned subsidiary of Metropolitan.

          6) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          7) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          8) New England Securities Corporation owns 100% of the non-voting preferred stock of Hereford Insurance Agency of Ohio, Inc., an insurance agency. 100% of the voting common stock of this company is held by an officer who has agreed to vote such shares at the direction of New England Securities Corporation, an indirect wholly owned subsidiary of Metropolitan.

          9) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE
----
JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 25. Indemnification.

  (a) Maryland Law and By-Laws.

  The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by
Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

  Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  (b) Distribution Agreement.

  Under the distribution agreement between the Registrant and Metropolitan Life, Metropolitan Life agreed to indemnify and hold harmless any officer or director (or any former officer or director) or any controlling person of the Registrant from damages and expenses arising out of actual or alleged misrepresentations or omissions to state material facts on the part of Metropolitan Life or persons for whom it is responsible or the negligence of any such persons in rendering services under the agreement.

  (c) Undertaking.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (d) Insurance.

  The Registrant's directors are indemnified by Metropolitan Life in the same manner and to the same extent as Metropolitan Life's directors. In addition thereto, Metropolitan Life has purchased an Investment Counselors Errors and Omissions Policy to insure the Registrant's directors and officers.

Item 26. Business and other Connections of Investment Manager.

  Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. Its Home Office is located at 1 Madison Avenue, New York, New York 10010 (telephone number 212-578-6130). As of December 31, 1999 Metropolitan Life had $420 billion in total assets under management. Metropolitan Life is the parent of Metropolitan Tower. Metropolitan Life also serves as the investment adviser for certain other advisory clients.

  Set forth below is a list of each director of Metropolitan Life indicating each business, profession, vocation or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                     Organization and Principal
          Name                   Position         Business Address of Organization
          ----                   --------         --------------------------------
 Curtis H. Barnette..... Chairman of the Board     Bethlehem Steel Corporation
                          and Chief Executive       Bethlehem, PA
                          Officer
                         Director and former       International Iron and Steel
                          Chairman                  Institute,
                                                    Brussels, Belgium
                         Director and former       Pennsylvania Business
                          Chairman                  Roundtable,
                                                    Harrisburg, PA
                         Director and former       American Iron and Steel
                          Chairman                  Institute,
                                                    Washington, DC
                         Director and former       West Virginia University
                          Chairman                  Foundation,
                                                    Morgantown, WV
                         Trustee                   Lehigh University
                                                    Bethlehem, PA
                         Director                  Owens Corning
                         Board of Advisors         West Virginia University


 Robert H. Benmosche . . Chairman of the Board,    MetLife Inc. and Metropolitan
                          President and Chief       Life Insurance Company
                          Executive Officer         New York, NY
                         Director                  New York Philharmonic
                         Director                  New England Financial
                         Trustee                   Alfred University


 Joan Ganz Cooney....... Chairman, Executive Com-  Children's Television Workshop,
                          mittee                    New York, NY
                         Director                  Johnson & Johnson,
                                                    New Brunswick, NJ
                         Trustee                   National Child Labor Committee,
                                                    New York, NY
                         Trustee                   Sesame Workshop,
                                                    New York, NY
                         Trustee                   Museum of Television and Radio
                         Trustee                   The New York and Presbyterian
                                                    Hospitals



                                                    Organization and Principal
         Name                  Position          Business Address of Organization
         ----                  --------          --------------------------------
 Burton A. Dole, Jr. . Retired Chairman,        Puritan Bennett, Inc., Overland
                        President and Chief      Park, KS
                        Executive Officer
                       Former Chairman of the   Nellcor Puritan Bennett, Inc.,
                        Board                    Pleasanton, CA
                       Director                 Anesthesia Patient Safety
                                                 Foundation
                       Former Chairman of the   Health Industries Manufacturer's
                        Board                    Association
                       Former Chairman of the   Federal Reserve Bank of Kansas
                        Board                    City


 Gerald Clark......... 7/1/98 Vice-Chairman of  MetLife, Inc. and Metropolitan
                        the Board and Chief      Life Insurance Company,
                        Investment Officer and   New York, NY
                        Director; Senior
                        Executive Vice-
                        President and Chief
                        Investment Officer and
                        Director since 1/97;
                        prior thereto Senior
                        Executive Vice-
                        President and Chief
                        Investment Officer
                       Director/Trustee         Credit Suisse Group
                       Director/Trustee         Villanova University
                       Director/Officer         Certain wholly-owned subsidiaries
                                                 of Metropolitan Life Insurance
                                                 Company


 James R. Houghton.... Chairman of the Board    Corning Incorporated, Corning, NY
                        Emeritus and Director
                       Director                 J.P. Morgan & Co., Inc., New York,
                                                 NY
                       Director                 Exxon Corp., Dallas, TX
                       Director/Trustee         Corning Incorporated Foundation
                       Director/Trustee         Corning Museum of Glass
                       Director/Trustee         Metropolitan Museum of Art
                       Director/Trustee         Pierpont Morgan Library
                       Chairman                 National Skill Standards Board
                       Member                   Business Council
                       Member                   Council on Foreign Relations
                       Member                   Harvard Corporation


 Harry Paul Kamen..... Chairman and Chief       Metropolitan Life Insurance
                        Executive Officer        Company,
                        (Retired) and Director   New York, NY
                        since 7/1/98, prior
                        thereto, Chairman,
                        Chief Executive Officer
                        and Director
                       Director                 Bethlehem Steel Corporation,
                                                 Bethlehem, PA
                       Director                 Banco Santander, Madrid, Spain
                       Director and Treasurer   New York City Partnership, New
                                                 York, NY
                       Director/Trustee         Board of Overseers of the School
                                                 of Arts and Sciences at the
                                                 University of Pennsylvania
                       Director/Trustee and     Carnegie Hall
                        Treasurer
                       Director/Trustee         Jewish Museum (Vice-President)
                       Director/Trustee         Smith College
                       Director                 NVEST L.P.
                       Director                 National Association of Securities
                                                 Dealers
                       Director/Trustee and     Conference Board
                        Vice-Chairman
                       Director/Trustee         American Museum of Natural History
                       Director                 Pfizer Inc.

                                                     Organization and Principal
         Name                  Position           Business Address of Organization
         ----                  --------           --------------------------------
 Helene L. Kaplan..... Of Counsel               Skadden, Arps, Slate, Meagher &
                                                 Flom,
                                                 New York, NY
                       Director                 May Department Stores Co., New
                                                 York, NY
                       Chair Emeritus           Barnard College, New York, NY
                       Director                 Exxon Mobil Corp., New York, NY
                       Director                 Bell Atlantic Corporation, New
                                                 York, NY
                       Director                 The Chase Manhattan Corporation
                       Trustee and Vice-Chair   American Museum of Natural History
                       Trustee                  Carnegie Corporation of New York
                       Trustee                  Commonwealth Fund
                       Trustee                  J. Paul Getty Trust
                       Chairman                 Mt. Sinai School of Medicine
                       Trustee                  Institute for Advanced Study
                       Trustee                  Mt. Sinai-NYU Health System


 Charles M. Leighton.. Retired Chairman and     CML Group, Inc., Bolton, MA
                        Chief Executive Officer
                       Director                 CML Group, Inc.
                       Director                 NVEST Companies, L.P.
                       Former Chairman          Listed Company Advisory Committee,
                                                 New York Stock Exchange
                       Trustee                  Lahey Clinic
                       Chairman                 New York Yacht Club America's Cup
                                                 Challenge
                       Director                 Fitsense Technology Corp.


 Allen E. Murray...... Retired Chairman of the  Mobil Corporation, New York, NY
                        Board and Chief
                        Executive Officer
                       Director                 Morgan Stanley, Dean Witter,
                                                 Discovery Co., New York, NY
                       Director                 Minnesota Mining and Manufacturing
                                                 Co.,
                                                 St. Paul, MN
                       Honorary Director        American Petroleum Institute,
                                                 Washington, DC
                       Director                 St. Francis Hospital Foundation
                       Trustee                  New York University


 Stewart Nagler....... Vice-Chairman of the     MetLife, Inc. and Metropolitan Life
                        Board and Chief          Insurance Company
                        Financial Officer        New York, NY
                        and Director
                       Director                 Life Insurance Council of New York
                       Director                 Various Metropolitan Subsidiaries
                       Trustee                  Boys and Girls Clubs of America
                       Trustee                  Barnard College
                       Chairman of the Board    Polytechnic University of New York
                                                 (Chairman, Finance Committee)

                                                      Organization and Principal
           Name                   Position         Business Address of Organization
           ----                   --------         --------------------------------
 John J. Phelan, Jr...... Retired Chairman and     New York Stock Exchange, Inc.,
                           Chief Executive Officer  New York, NY
                          Director                 Eastman Kodak Co., Rochester, NY
                          Director                 Merrill Lynch & Co., Inc., New
                                                    York, NY
                          Former President         International Federation of
                                                    Stock Exchanges
                          Director or Trustee      Aspen Institute and Cold Spring
                                                    Harbor Laboratories
                          Director or Trustee      Catholic Charities Archdiocese
                                                    of NY


 Hugh B. Price........... President and Chief      National Urban League, Inc., New
                           Executive Officer        York, NY
                          Director                 Bell Atlantic Corp., New York,
                                                    NY
                          Director                 The Urban Institute, New York,
                                                    NY
                          Director                 Education Testing Service
                          Director                 Sears Roebuck and Company


 Robert G. Schwartz...... Retired Chairman of the  Metropolitan Life Insurance
                           Board, President and     Company,
                           Chief Executive Officer  New York, NY
                           and Director
                          Director                 Lowe's Companies, Inc., North
                                                    Wilkesboro, NC
                          Director                 Potlatch Corporation, San
                                                    Francisco, CA
                          Director                 COMSAT Corporation, Washington,
                                                    DC
                          Director/Trustee         Committee for Economic
                                                    Development, Washington, DC
                          Director                 Consolidated Edison Company of
                                                    New York, Inc., New York, NY
                          Director/Trustee         The Horatio Alger Association of
                                                    Distinguished Americans, Inc.


 Ruth J. Simmons, Ph.D. . President                Smith College, Northampton, MA
                          Director                 Pfizer Inc.
                          Trustee                  Carnegie Corporation
                          Trustee                  Clarke School for the Deaf
                          Director                 Texas Instruments
                          Director                 Goldman Sachs


 William C. Steere, Jr. . Chairman of the Board    Pfizer Inc.
                           and Chief Executive
                           Officer
                          Director                 Dow Jones & Company, Inc.
                          Director                 Minerals Technologies Inc.
                          Director                 Texaco Inc.
                          Director                 Mt. Sinai-New York University
                                                    Health System
                          Director                 Business Council
                          Director                 Business Roundtable
                          Director                 New York Botanical Garden
                          Board of                 Memorial Sloan-Kettering Cancer
                           Overseers/Executive      Center
                           Committee

 John C. Danforth........ Partner                  Bryan Cave LLP

  Set forth below is a list of certain principal officers of Metropolitan Life and officers of Metropolitan Life who may be considered to be involved in Metropolitan Life's investment advisory activities. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

     Name of Officer                          Position
     ---------------                          --------
   Robert H. Benmosche. Chairman, President, Chief Executive Officer and
                         Director
   Gerald Clark........ Vice-Chairman, Chief Investment Officer and Director
   Stewart G. Nagler... Vice-Chairman, Chief Financial Officer and Director
   Gary A. Beller...... Senior Executive Vice-President and General Counsel
   James H. Benson..... President, Individual Business; Chairman, Chief
                         Executive Officer and President, New England Life
                         Insurance Company
   C. Robert Henrikson. President, Institutional Business
   Jeffrey J Hodgman... Executive Vice-President
   Catherine A. Rein... Senior Executive Vice-President; President and Chief
                         Executive Officer of Metropolitan Property and
                         Casualty Insurance Company
   William J. Toppeta.. President, Client Services and Chief Administrative
                        Officer
   John H. Tweedie..... Senior Executive Vice-President
   Lisa Weber.......... Executive Vice-President
   Judy E. Weiss....... Executive Vice-President & Chief Actuary

  The business of State Street Research since December 31, 1983 is summarized under "Management of the Fund", in the prospectus constituting Part A of this Registration Statement, which summarization is incorporated herein by reference.

  The list of each director and certain officers of State Street Research indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the filing of Post-Effective Amendment No. 34 to the Registration Statement of State Street Research Financial Trust on February 29, 2000.

  The list of each director and certain officers of Scudder Kemper Investments, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the filing of Post-Effective Amendment No. 16 to the Registration Statement of Scudder Mutual Funds, Inc. (File No. 811-5565) on March 1, 2000. Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities, and therefore are not considered officers.

  The list of each director and certain officers of Janus indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the filing of Post-Effective Amendment No. 20 to the Registration Statement for Janus Aspen Series (File No. 33-63212) on October 26, 1999.

  The list of each director and certain officers of T. Rowe Price indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by T. Rowe Price pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).

  Loomis Sayles, the sub-adviser of the Loomis Sayles High Yield Bond Portfolio, provides investment advice to the seventeen series of Loomis Sayles Funds, seven series of Loomis Sayles

Investment Trust, five series of New England Funds Trust I, one series of New England Funds Trust II, one series of New England Funds Trust III, two series of New England Zenith Fund, all of which are registered investment companies, several other registered investment companies and other organizations and individuals.

  The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Incorporated, One Financial Center, Boston, Massachusetts 02111.

  The list of each director and certain officers of Harris Oakmark indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to the filing of Post-Effective Amendment No. 23 to Registration Statement to the Harris Associates Investment Trust (File No. 33-38953) on November 30, 1999.

  The list of each director and certain officers of Neuberger Berman indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Neuberger Berman Management Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).

  The list of each director and certain officers of Putnam indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV for Putnam Investment Management, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-7974).

Item 27. Principal Underwriters.

  Not applicable

Item 28. Location of Accounts and Records.

  Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant, of State Street Research & Management Company of Boston, Massachusetts, Putnam Investment Management, Inc. of Boston, Massachusetts, Loomis, Sayles & Company, L.P. of Boston, Massachusetts, Janus Capital Corporation of Denver, Colorado, T. Rowe Price Associates, Inc. of Baltimore, Maryland, Scudder Kemper Investments, Inc. of New York, New York, Neuberger Berman Management Incorporated, of New York, New York, Harris Associates L.P. of Boston, Massachusetts and State Street Bank and Trust Company of Boston, Massachusetts. The address of each is set forth on the back cover of the prospectus forming Part A of this Registration Statement and is incorporated herein by reference. Certain records are maintained at the Registrant's office at 501 Boylston Street, Boston, Massachusetts 02116.

Item 29. Management Services.

  None.

Item 30. Undertakings.

  Not applicable.

                                  SIGNATURES

  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 1st day of February, 2001.

                                          METROPOLITAN SERIES FUND, INC.
                                                     (Registrant)

                                                  /s/ Christopher P. Nicholas
                                          By: .................................

                                             Christopher P. Nicholas President
                                             and Chief Operating Officer

  Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                                 Date

  /s/ Christopher P. Nicholas
 .....................................

    Christopher P. Nicholas

    President and Chief Operating
    Officer (Principal Executive
            Officer)

                  *
 .....................................
           Steve A. Garban
              Director

                  *
 .....................................

         Linda Strumpf
              Director

                  *
 .....................................
           Dean O. Morton
              Director

                  *
 .....................................
       Michael S. Scott Morton
              Director

                  *
 .....................................
         Arthur G. Typermass
              Director

                  *
 .....................................

         Peter H. Duffy
 Controller (Principal Financial and
         Accounting Officer)

*By:  /s/ Christopher P. Nicholas               February 1, 2001
    .....................................
    Christopher P. Nicholas, Esq.
          Attorney-in-Fact